UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: June 30, 2018

Date of reporting period: December 31, 2018

Item 1:	Reports to Stockholders

Semi-Annual Report December 31, 2018 Balanced Fund Dividend Growth Fund Global Dividend Growth Fund Large Cap Growth Fund ESG Growth Fund Mid Cap Growth Fund Small Cap Dividend Growth Fund Small Cap Growth Fund International Growth Fund Developing Markets Growth Fund Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

January 31, 2019

Dear Fellow Shareholders:

Fears over a global economic slowdown intensified towards the end of 2018, resulting in a significant correction in equities. We believe concerns over an imminent recession are exaggerated, and catalysts are in place for solid investment returns in the year ahead.

Economic Overview

Unlike last year at this time, 2019 begins with a downward shift in economic momentum, largely driven by weakness outside the U.S. While recession fears have gripped financial markets of late, the preponderance of data points to merely a slowdown, not an imminent contraction. In the U.S., consumer and business confidence remain high, capital spending and manufacturing are growing, and there are no clear signs of “excesses” that tend to precede recessions. Importantly, the domestic labor market has shown no signs of slowing. Payrolls were up 312,000 in December, well ahead of expectations, and wages moved solidly higher. The 2.6 million increase in jobs for the full year made it the strongest year since 2015. We do, however, recognize that growth headwinds will cause GDP growth in the year ahead to decelerate from the above-trend nearly +3.0% rate in 2018. These headwinds include the diminishing impact of fiscal stimulus, the tightening of financial conditions, and intensifying partisan conflicts in Washington. In addition, there is some risk that recent equity market declines may dampen consumer outlays via the “wealth effect,” and rising interest rates are having a negative impact on demand for housing and other big-ticket items.

While a recession in 2019 is unlikely, we view the current backdrop of slowing global growth (particularly in China), falling commodity prices and a surging dollar as strikingly reminiscent of the late-2015/early-2016 period. In a sense, some slowing in the U.S. economy is welcome news, insofar as it should result in a more dovish Federal Reserve. This, in turn, should take some pressure off the surging U.S. dollar, which has negatively impacted emerging markets. The Fed has recently signaled a move away from regular quarter-point rate hikes, shifting to a “data dependent” stance. Encouragingly, inflation measures have decelerated modestly in recent months, but it remains to be seen if these are temporary in nature.

Without question, U.S.-China trade tensions have impacted global business sentiment. Importantly, there have been positive signs that the U.S. and China are finding common ground on trade. We believe macro market weakness has increased the sense of urgency for an agreement, even one that may be less than satisfactory for both countries. While the 90-day timeline set forth to finalize an agreement will likely prove unrealistic, we are optimistic sufficient progress will be made to postpone further application of increased tariffs on Chinese imports beyond the current March 1st deadline.

Downward pressure on China’s GDP will likely continue, as the lagging effects of deleveraging efforts and trade tensions increasingly impact the real economy. Looking ahead, fiscal policy should begin to take hold through further tax cuts and a meaningful increase in local government bond issuance. Chinese monetary policy will also remain accommodative, with cuts to the reserve requirement ratio aimed at supporting bank lending. While countercyclical policies may help stabilize near-term growth, only structural and market reform can bring sustainable long-term growth. In addition, a trade agreement is critical to boosting business and consumer sentiment, with a positive “second order” impact on global growth (particularly in emerging economies).

Decoupled global growth, increased trade tensions and a stronger euro have contributed to diminished prospects for the EuroArea’s trade-sensitive economy. Regional demand has been supported by a tightening labor market, improving wage growth and elevated consumer confidence. However, heightened policy uncertainty and weaker exports are dampening business optimism and capital spending. In the UK, the economy has recently downshifted, but we expect an eventual Brexit deal will provide much needed certainty and an improved economic outlook. Yet, the risks are clear, a “no-deal” Brexit would be disastrous for the UK economy. Despite recent setbacks, we are hopeful that the UK Parliament will ultimately approve a deal.

Equity Strategy

A sharp correction in stocks in recent months pushed all major market indices into negative territory for the year. A pullback in stocks was justified, but now there is too much investor pessimism, based on market and economic fundamentals.

A slowdown in economic growth (discussed above) will take a toll on corporate earnings growth in 2019, with U.S. year ago comparisons particularly difficult due to the tax reform-fueled gains in 2018. Economic and policy uncertainty naturally lead to bouts of “risk on” and “risk off” in markets; but extremes, like those witnessed in 2018, are unnerving for investors. Although difficult to measure precisely, changes in market structure could very well be exacerbating volatility. According to J.P. Morgan Chase, approximately 85% of trading volume is currently generated by passive funds, ETFs, risk-parity strategies, and high frequency and algorithmic traders. Momentum begets momentum, on the way up and down. For fundamental investors, changes in the market/ trading landscape are frustrating, as stock prices may be disconnected from “fair value” (i.e., reflecting discounted cash flows) for long periods of time. Of course, the greatest opportunity for fundamental active managers to add value is during bouts of volatility and dislocation. However, one may need to extend time horizons to capture excess returns.

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Equity valuations have fallen throughout 2018, with broad-based P/E multiple compression most evident in cyclical sectors. As of 12/31/18, the S&P 500® multiple of 14.7x (on forward earnings) is at its lowest point since 2013, falling from 18.4x at the beginning of the year. Global benchmarks paint a similar picture, with every major region trading at a sharp discount to the U.S. While bond yields may rise from their current depressed levels, slowing Fed rate hikes in a backdrop of subdued inflation should prevent a major upward move in yields. This will lend support to equity valuations, which we believe are simply too low. In addition, dividends are also becoming a source of support for stocks. As of year end, 38% of the stocks within the the S&P 500® Index have yields exceeding the 10-year Treasury rate. This compares to 15% at the end of the previous quarter.

While investors are clearly concerned that earnings forecasts are too high (making P/Es lower than they should be), we believe the upcoming 4 th quarter earnings reports will be solid enough to allay investor concerns. With bottom-up consensus EPS forecasts still implying low double-digit growth for 2019 (excluding energy), we expect estimates to come down modestly, but not materially enough to change our view that valuations are attractive. This “reset” is largely discounted in equity valuations, although we expect significant volatility during the January reporting season.

As for investment strategy, we believe that many procyclical groups have been deeply oversold and thus offer a compelling risk/reward opportunity for investors. These include a diverse group of industries, such as aerospace, semi-conductors, oil refiners, chemicals, airlines, life insurance and investment banks. Many stocks within these sectors are trading at single-digit P/E multiples, despite healthy dividends and solid earnings growth prospects. However, based on the likelihood that “end of cycle” fears will result in continued volatility, we believe it is prudent to balance cyclicals against defensive, more stable growth stocks. Attractive groups in this category include pharma/biotech, medical devices, HMO’s, telecom, P&C insurance and select technology stocks. Within technology, we continue to believe that the outsized performance of “momentum” stocks (including the “FAANG” group) has largely run its course, and investors will be more discriminating and sensitive to valuations against a backdrop of moderating growth and increasing regulatory risks. Regardless of sector, we expect investors to focus on companies with healthy dividends to provide incremental return and a source of stability if market volatility persists, which we expect.

Internationally, the same catalysts that we expect for U.S. stocks should be even more supportive of depressed emerging markets. Valuations for Indian and South Korean stocks are particularly attractive. We continue to favor Asia (excluding Japan), but are incrementally more cautious on Europe, due to elevated political/policy risks.

“Markets hate uncertainty” is perhaps the most overused phrase in the investment business. There is always uncertainty. However, we believe compelling investment opportunities occur when investors are overly focused on risk relative to reward. With catalysts in place, we expect a solid year for investors in 2019.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2018	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was -4.24%, while the S&P 500® Index declined -6.85% and the Bloomberg Barclays Aggregate Bond Index increased +1.66% over the period.

Fears of a deteriorating economic and corporate earnings backdrop led to outperformance of bonds relative to stocks over the past six months. Despite strong earnings growth in 2018, stock prices have declined due to a dramatic “re-rating” of equity valuations. Specifically, the S&P 500® price-to-earnings (P/E) ratio fell from over 18x to begin the year to under 15x by the end of 2018. Investors have become pessimistic that upward stock momentum can continue, given the “one-off” nature of tax-driven earnings gains in 2018 amid signs of slowing economic growth (particularly outside the U.S.), a stronger U.S. dollar and increasing trade concerns. A pullback in stocks was justified, but we believe there is simply too much investor pessimism given market and economic fundamentals. The sharp drop in interest rates offers support to equity valuations, which we believe are too low. Furthermore, we expect U.S.-China trade tensions to ease, which should boost business, consumer and investor confidence. In short, while bonds have outperformed stocks in recent months, we expect a reversal in the near to intermediate term.

The equity portion of the Fund modestly underperformed the S&P 500® Index over the past six month. Underweighting the health technology sector detracted from performance during the period, as well as negative stock selection within the finance, consumer non-durables and consumer durables sectors. Conversely, performance was positively impacted by strong stock selection within the technology services, consumer services and producer manufacturing sectors. Underweighting the industrial services sector, which lagged materially over the period, also aided relative returns.

Positive bond market returns during the final six months of 2018 were primarily derived from income. The yield curve flattened meaningfully during the period, as shorter maturity interest rates rose but rates in the belly of the yield curve (i.e. 2- to 10-year maturities) declined. Looking ahead, we are forecasting two additional increases to the fed funds rate target during 2019.

We estimate that the fixed income portion of the fund modestly underperformed the Bloomberg Barclays Aggregate Bond Index over the past six months. The bond positions in aggregate continued to provide an income advantage relative to the benchmark. However, this

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

advantage was more than offset by price underperformance largely due to the flight to quality that occurred during December. Our sector allocation decision to underweight U.S. Treasury securities and our security selection within the corporate bond allocation both detracted from performance.

The stock/fixed income allocation is currently 56.1% equities, 40.5% fixed income, and 3.4% cash and equivalents. We expect to continue an above-average allocation to equities.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018
	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]
Six Month	-4.24%	-6.85%	1.66%
One Year	-2.73	-4.38	0.01
Five Year	5.98	8.49	2.52
Ten Year	9.22	13.12	3.48
Since Inception (12/31/93)	6.73	9.07	5.09

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/18:	$22.30 Per Share
Net Asset Value 6/30/18:	$23.76 Per Share
Total Net Assets:	$33.0 Million

TOP HOLDINGS

Top Equity Holdings:

    1. Visa, Inc.

    2. Alphabet, Inc.

    3. Microsoft Corp.

    4. Apple, Inc.

    5. Amazon.com, Inc.

Top Fixed Income Holdings:

    1. U.S. Treasury Strip, 3.02%, 11/15/27

    2. Fannie Mae, 2017-M7 A2, 2.96%, 2/25/27

    3. Johnson & Johnson, 5.95%, 8/15/37

    4. Freddie Mac, 2102 Z, 6.00%, 12/15/28

    5. Fannie Mae, 3.34%, 2/1/28

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Balanced Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 56.1%
Communications - 1.0%
Verizon Communications, Inc.	6,100	342,942

Consumer Durables - 0.5%
Electronic Arts, Inc. *	2,225	175,575

Consumer Non-Durables - 2.4%
Estee Lauder Cos., Inc. - Class A	2,775	361,027
PepsiCo, Inc.	2,525	278,962
VF Corp.	1,925	137,330

		777,319

Consumer Services - 5.3%
Carnival Corp.	2,050	101,065
Marriott International, Inc.	2,000	217,120
McDonald’s Corp.	1,225	217,523
Starbucks Corp.	4,850	312,340
Visa, Inc.	5,800	765,252
Walt Disney Co.	1,200	131,580

		1,744,880

Electronic Technology - 6.0%
Apple, Inc.	4,125	650,677
Applied Materials, Inc.	7,575	248,005
Arista Networks, Inc. *	525	110,617
Broadcom, Inc.	1,460	371,249
Ciena Corp. *	3,800	128,858
Intel Corp.	6,100	286,273
NVIDIA Corp.	825	110,138
Skyworks Solutions, Inc.	875	58,642

		1,964,459

Energy Minerals - 2.5%
Chevron Corp.	1,150	125,108
Continental Resources, Inc. *	3,200	128,608
EOG Resources, Inc.	1,025	89,390
Marathon Petroleum Corp.	4,600	271,446
Occidental Petroleum Corp.	2,400	147,312
Pioneer Natural Resources Co.	550	72,336

		834,200

Finance - 6.3%
Ameriprise Financial, Inc.	1,025	106,979
Bank of America Corp.	10,525	259,336
Chubb,Ltd.	2,375	306,802
First Republic Bank	2,100	182,490
Goldman Sachs Group, Inc.	1,375	229,694
JPMorgan Chase & Co.	4,600	449,052
KeyCorp	5,200	76,856
Prudential Financial, Inc.	2,300	187,565
T Rowe Price Group, Inc.	1,625	150,020
US Bancorp	2,675	122,248

		2,071,042

Name of Issuer	Quantity	Fair Value ($)

Health Services - 2.2%
Centene Corp. *	1,625	187,362
UnitedHealth Group, Inc.	2,150	535,608

		722,970

Health Technology - 5.2%
AbbVie, Inc.	3,625	334,189
Boston Scientific Corp. *	6,725	237,661
Celgene Corp. *	1,025	65,692
Edwards Lifesciences Corp. *	675	103,390
Illumina, Inc. *	325	97,477
Intuitive Surgical, Inc. *	325	155,649
Johnson & Johnson	2,300	296,815
Pfizer, Inc.	3,500	152,775
Thermo Fisher Scientific, Inc.	1,200	268,548

		1,712,196

Process Industries - 2.6%
DowDuPont, Inc.	4,900	262,052
Ecolab, Inc.	2,000	294,700
Sherwin-Williams Co.	775	304,932

		861,684

Producer Manufacturing - 4.3%
3M Co.	875	166,722
Deere &Co.	775	115,607
General Dynamics Corp.	600	94,326
Honeywell International, Inc.	1,575	208,089
Ingersoll-Rand, PLC	2,175	198,425
Parker-Hannifin Corp.	1,325	197,610
Raytheon Co.	1,925	295,199
Resideo Technologies, Inc. *	258	5,302
United Technologies Corp.	1,450	154,396

		1,435,676

Retail Trade - 3.8%
Amazon.com, Inc. *	390	585,768
CVS Health Corp.	1,375	90,090
Home Depot, Inc.	1,875	322,162
TJX Cos., Inc.	3,150	140,931
Ulta Beauty, Inc. *	480	117,523

		1,256,474

Technology Services - 11.6%
Accenture, PLC	1,800	253,818
Adobe, Inc. *	1,525	345,016
Alphabet, Inc. - Class A *	475	496,356
Alphabet, Inc. - Class C *	205	212,300
Autodesk, Inc. *	1,700	218,637
Booking Holdings, Inc. *	135	232,527
Facebook, Inc. *	1,375	180,249
Intuit, Inc.	1,250	246,062
Microsoft Corp.	6,975	708,451
PayPal Holdings, Inc. *	3,750	315,338

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)

Red Hat, Inc. *	1,450	254,678
salesforce.com, Inc. *	2,550	349,274

		3,812,706

Transportation - 1.8%
Delta Air Lines, Inc.	4,600	229,540
FedEx Corp.	1,150	185,529
Union Pacific Corp.	1,225	169,332

		584,401

Utilities - 0.6%
NextEra Energy, Inc.	1,150	199,893

Total Common Stocks (cost: $15,196,944)		18,496,417

Bonds - 38.2%

Asset-Backed Securities - 2.6%
Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 [1,4]	71,447	71,679
Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1 Mo. Libor + 0.65, 3.16%, 2/25/32 [1]	74,989	74,663
Element Rail Leasing II, LLC, 2016-1A B1, 5.93%, 3/19/46 [4]	75,000	77,558
Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	36,873	37,179
New Century Home Equity Loan Trust, 2005-A A4W, 4.68%, 8/25/35 [14]	10,308	10,466
Octagon Investment Partners 24, Ltd., 2015-1A A1R, 3 Mo. Libor + 0.90, 3.55%, 5/21/27 1, [4]	125,000	124,123
OSCAR US Funding Trust VII, LLC:
2017-2A A3, 2.45%, 12/10/21 [4]	150,000	148,379
2017-2A A4, 2.76%, 12/10/24 [4]	100,000	98,544
Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	51,708	54,364
2007-20H 1, 5.78%, 8/1/27	50,708	53,307
World Omni Auto Receivables Trust, 2018-A B, 2.89%, 4/15/25	100,000	99,886

		850,148

Collateralized Mortgage Obligations - 10.7%
Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	131,160	126,076
2017-M7 A2, 2.96%, 2/25/27 [1]	250,000	243,228
2018-M10 A2, 3.38%, 7/25/28 [1]	150,000	149,806
2004-10 ZB, 6.00%, 2/25/34	118,441	137,195
2003-34 A1, 6.00%, 4/25/43	41,797	46,377
2004-T1 1A1, 6.00%, 1/25/44	35,082	38,511
1999-17 C, 6.35%, 4/25/29	17,059	18,227
2001-82 ZA, 6.50%, 1/25/32	21,997	24,029
2009-30 AG, 6.50%, 5/25/39	62,377	67,656
2013-28 WD, 6.50%, 5/25/42	63,155	70,945
2004-T1 1A2, 6.50%, 1/25/44	120,147	134,439

Name of Issuer	Principal Amount ($)	Fair Value ($)

2004-W9 2A1, 6.50%, 2/25/44	21,167	23,565
2015-88 CJ, 6.50%, 7/25/44	138,053	152,694
2010-108 AP, 7.00%, 9/25/40	3,039	3,627
2004-T3, 1A3, 7.00%, 2/25/44	9,792	11,100
1993-21 KA, 7.70%, 3/25/23	39,523	41,930
Freddie Mac:
4729 AG, 3.00%, 1/15/44	100,000	95,597
4784 BV, 3.50%, 12/15/32	100,000	100,089
4480 VY, 3.50%, 6/15/35	150,000	152,551
K078 A2, 3.85%, 6/25/28	150,000	155,972
4293 BA, 5.35%, 10/15/47 [1]	20,025	20,748
2102 Z, 6.00%, 12/15/28	170,980	184,814
2122 ZE, 6.00%, 2/15/29	81,717	89,644
2126 C, 6.00%, 2/15/29	54,003	58,535
2485 WG, 6.00%, 8/15/32	54,548	59,871
2480 Z, 6.00%, 8/15/32	46,878	52,181
2575 QE, 6.00%, 2/15/33	23,588	26,169
2771 NL, 6.00%, 3/15/34	123,010	138,338
2980 QA, 6.00%, 5/15/35	32,351	35,880
2283 K, 6.50%, 12/15/23	9,833	10,356
2357 ZJ, 6.50%, 9/15/31	25,744	28,086
T-59 1A1, 6.50%, 10/25/43	76,521	88,747
4520 HM, 6.50%, 8/15/45	50,894	59,388
1142 IA, 7.00%, 10/15/21	41,294	42,562
3946 KW, 7.00%, 11/15/29	3,653	3,766
3704 CT, 7.00%, 12/15/36	21,951	24,947
2238 PZ, 7.50%, 6/15/30	18,992	21,683
Government National Mortgage Association:
2009-35 NZ, 5.50%, 5/16/39	94,275	102,716
2002-57 BC, 6.00%, 8/20/32	29,570	29,997
2002-57 DC, 6.00%, 8/20/32	24,108	24,456
2015-80 BA, 6.98%, 6/20/45 [1]	39,653	44,746
2018-147 AM, 7.00%, 10/20/48	149,645	174,031
2018-160 DA, 7.00%, 11/20/48	124,851	150,147
2014-69 W, 7.25%, 11/20/34 [1]	39,450	44,237
2013-133 KQ, 7.30%, 8/20/38 [1]	36,084	40,631
2005-74 HA, 7.50%, 9/16/35	18,792	20,178
New Residential Mortgage Loan Trust, 2016-2A B3, 5.71%, 11/26/35 [1,4]	44,982	48,321
Sequoia Mortgage Trust, 2012-1 B1, 4.28%, 1/25/42 [1]	66,054	66,891
Vendee Mortgage Trust:
2008-1 B, 6.71%, 3/15/25 [1]	16,582	18,460
1994-2 2, 8.60%, 5/15/24 [1]	14,820	15,619

		3,519,759

Corporate Bonds - 9.6%
Air Canada 2015-1 Trust, 3.60%, 3/15/27 [4]	172,749	166,048
Alphabet, Inc., 3.63%, 5/19/21	50,000	51,005
American Airlines 2015-2 Trust, 4.00%, 9/22/27	101,385	98,638

See accompanying notes to financial statements.
DECEMBER 31, 2018	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

American Airlines 2016-2 Trust, 3.20%, 6/15/28	89,950	84,569
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	50,000	46,369
Bank of America Corp., 3 Mo. Libor + 1.16, 3.63%, 1/20/23 [1]	100,000	99,914
Bank of New York Mellon Corp., 3 Mo. Libor + 1.05, 3.57%, 10/30/23 [1]	100,000	100,176
Barclays Bank, PLC, 3.28%, 3/16/23 [1]	50,000	48,575
Central Fidelity Capital Trust I (Subordinated), 3 Mo. Libor + 1.00, 3.44%, 4/15/27 [1]	175,000	157,500
Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	49,869	49,501
Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22 [4]	39,482	40,986
Duke Energy Florida, LLC, 2.54%, 9/1/29	50,000	46,585
Fifth Third Bank, 3 Mo. Libor + 0.44, 2.95%, 7/26/21 [1]	100,000	99,368
First Maryland Capital II, 3 Mo. Libor + 0.85, 3.39%, 2/1/27 [1]	100,000	88,000
General Mills, Inc., 3 Mo. Libor + 1.01, 3.46%, 10/17/23 [1]	100,000	97,677
Guardian Life Insurance Co. of America (Subordinated), 4.85%, 1/24/77 [4]	38,000	37,395
Hawaiian Airlines 2013-1, 3.90%, 1/15/26	149,786	145,805
HSBC Holdings, PLC, 3 Mo. Libor + 1.00, 3.64%, 5/18/24 [1]	100,000	97,384
ITT, LLC, 7.40%, 11/15/25	25,000	29,495
Johnson & Johnson, 5.95%, 8/15/37	150,000	187,193
JPMorgan Chase & Co., 3 Mo. Libor + 0.73, 3.21%, 4/23/24 [1]	50,000	48,307
Manufacturers & Traders Trust Co. (Subordinated), 3 Mo. Libor + 0.64, 3.38%, 12/1/21 [1]	150,000	148,519
MetLife, Inc., 3.60%, 4/10/24	50,000	50,344
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	150,000	139,576
Sammons Financial, 7.00%, 10/15/43 [4]	75,000	88,698
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	120,540
Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	124,650	122,381
Tencent Holdings, Ltd., 3 Mo. Libor + 0.61, 3.05%, 1/19/23 1, [4]	100,000	99,095
United Airlines 2014-1 Class A Pass Through Trust, 4.00%, 4/11/26	104,722	104,347
United Airlines 2015-1 Trust, 3.70%, 12/1/22	100,000	97,730
United Parcel Service, Inc., 3 Mo. Libor + 0.45, 3.25%, 4/1/23 [1]	100,000	99,404

Name of Issuer	Principal Amount ($)	Fair Value ($)

US Airways 2012-2 Trust, 4.63%, 6/3/25	130,672	135,359
USF&G Capital (Subordinated), 8.31%, 7/1/46 [4]	100,000	138,104

		3,164,587

Federal Home Loan Mortgage Corporation - 1.1%
5.00%, 10/1/43	106,506	114,271
6.50%, 2/1/22	25,273	25,867
7.50%, 7/1/29	145,543	165,709
8.00%, 2/1/34	17,359	20,159
8.38%, 5/17/20	406	408
8.50%, 9/1/24	23,036	23,943

		350,357

Federal National Mortgage Association - 4.8%
2.71%, 4/1/25	150,000	148,365
3.10%, 2/1/28	125,000	122,631
3.18%, 1/1/28	150,000	150,143
3.34%, 2/1/28	175,000	174,234
3.76%, 7/1/28	100,000	102,872
4.50%, 8/1/40	52,069	53,285
5.00%, 2/1/33	29,932	30,983
5.50%, 10/1/33	105,714	113,016
6.00%, 2/1/38	57,883	63,092
6.08%, 11/1/43	36,034	39,313
6.50%, 2/1/24	24,778	25,674
6.50%, 9/1/27	64,763	70,300
6.50%, 6/1/40	142,911	157,970
7.00%, 1/1/32	11,436	12,040
7.00%, 3/1/33	31,122	34,489
7.00%, 12/1/38	61,786	67,886
8.00%, 6/1/24	14,887	15,818
8.00%, 1/1/31	13,914	14,045
8.00%, 2/1/31	20,387	24,015
8.00%, 9/1/37	69,438	83,050
8.46%, 7/15/26	4,024	4,341
8.50%, 10/1/30	28,893	33,103
10.00%, 6/1/31	42,747	46,587

		1,587,252

Government National Mortgage Association - 2.3%
5.00%, 5/20/48	148,797	156,756
5.75%, 12/15/22	43,755	44,872
6.00%, 4/15/29	46,139	50,195
6.00%, 2/15/36	114,021	123,929
6.00%, 7/15/38	67,574	72,536
6.50%, 2/20/32	112,908	129,060
6.50%, 11/20/38	30,626	34,825
7.00%, 12/15/24	13,027	13,614
7.00%, 11/20/27	16,203	18,249
7.00%, 9/20/29	43,376	48,890
7.00%, 9/20/38	13,822	16,054

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

7.50%, 4/20/32	30,944	34,386
8.00%, 7/15/24	11,956	12,527

		755,893

Taxable Municipal Securities - 6.2%
Bucks Co. Industrial Dev. Auth., 4.00%, 10/1/21	95,000	95,350
City of New Haven CT, 4.33%, 8/1/27	155,000	162,079
CO Hsg. & Fin. Auth., 4.70%, 11/1/38	150,000	152,487
Idaho State Building Auth., 4.12%, 9/1/39	100,000	101,000
Illinois Hsg. Dev. Auth, 3.20%, 12/1/43	98,439	95,537
Iowa Student Loan Liq., 3.75%, 12/1/33 [8]	100,000	100,201
Kentucky Higher Edu. Student Loan Corp., 3.92%, 6/1/32	50,000	49,381
Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	100,076
Louisiana Housing Corp., 3.05%, 12/1/38	29,627	28,738
Massachusetts Edu. Auth.:
4.00%, 1/1/32	25,000	25,538
4.41%, 7/1/34	50,000	50,891
MN Hsg. Fin. Agy., 4.73%, 1/1/49	100,000	102,519
Mobile Co. Board of Sch. Comm., 2.07%, 12/15/25	100,000	90,455
Montana Fac. Fin. Auth., 4.37%, 8/15/38	100,000	105,113
Multistate Liquidating Trust No. 1, 3.11%, 12/15/28 4, [17]	14,000	13,219
NC Turnpike Auth., 6.70%, 1/1/39	75,000	75,247
Oklahoma Dev. Fin. Auth., 4.10%, 6/1/37	100,000	100,539
Public Finance Authority, 4.23%, 7/1/32	105,000	108,260
So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	15,000	14,952
State of Colorado, 4.05%, 9/1/38	100,000	100,558
Summit Co. Dev. Fin. Auth., 5.13%, 11/1/48	100,000	102,717
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	114,056
Texas St. Pub.Fin. Auth.Charter Sch.Fin., 8.75%, 8/15/27	60,000	61,945
Tulane University, 2.92%, 2/15/36 [1]	100,000	95,130

		2,045,988

U.S. Treasury / Federal Agency Securities - 0.9%
U.S. Treasury Strip, 3.02%, 11/15/27 [6]	400,000	315,470

Total Bonds (cost: $12,626,229)		12,589,454

Investment Companies - 2.3%
BlackRock Enhanced Government Fund	7,197	93,417
BlackRock Income Trust	16,500	93,060
Duff &Phelps Utility and Corp. Bond Trust	8,700	71,514
Franklin, Ltd. Duration, Income Trust	10,553	95,188
Nuveen Multi-Market Income Fund, Inc.	3,953	27,276
Putnam Master Intermediate Income Trust	25,502	108,384
Putnam Premier Income Trust	29,300	137,417

Name of Issuer	Quantity	Fair Value ($)

WA Inflation-Linked Opp. & Inc. Fund	10,600	107,590
WA Inflation-Linked Sec. & Inc. Fund	3,500	37,065

Total Investment Companies (cost: $826,093)		770,911

Short-Term Securities - 4.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	1,444,089	1,444,089

(cost: $1,444,089)

Total Investments in Securities - 101.0% (cost: $30,093,355)		33,300,871
Other Assets and Liabilities, net - (1.0%)		(319,494)

Total Net Assets - 100.0%		$32,981,377

*	Non-income producing security.

[1]

Variable rate security. Rate disclosed is as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2018 was $1,322,190 and represented 4.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At December 31, 2018, 0.3% of net assets in the Fund was invested in such securities.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of December 31, 2018.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2018	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	18,496,417	—	—	18,496,417
Asset-Backed Securities	—	850,148	—	850,148
Collateralized Mortgage Obligations	—	3,519,759	—	3,519,759
Corporate Bonds	—	3,164,587	—	3,164,587
Federal Home Loan Mortgage Corporation	—	350,357	—	350,357
Federal National Mortgage Association	—	1,587,252	—	1,587,252
Government National Mortgage Association	—	755,893	—	755,893
Taxable Municipal Securities	—	2,045,988	—	2,045,988
U.S. Treasury / Federal Agency Securities	—	315,470	—	315,470
Investment Companies	770,911	—	—	770,911
Short-Term Securities	1,444,089	—	—	1,444,089
Total:	20,711,417	12,589,454	—	33,300,871

**	For equity securities categorized in a single level,refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2018	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a -6.27% return for the last six months of 2018, compared to the -6.85% return for the S&P 500® Index. We estimate that the Fund’s gross dividend yield (before deducting Fund expenses) was 2.90%, compared to 2.25% for the S&P 500® Index.

The relatively calm, steady uptrend in the U.S. equity market gave way to volatility in late-2018, with the fourth quarter decline pushing all major market indices into negative territory for the year. Importantly, there are catalysts in place that have potential to change investor sentiment positively. U.S. economic data continue to be resilient (highlighted by a strong December employment report), the Federal Reserve has adopted a more dovish stance, trade tensions appear to be easing between the U.S. and China, and Chinese policymakers are providing stimulus to their ailing economy. We believe investor sentiment is set to improve, making stocks simply too cheap. As of 12/31/18, the S&P 500® multiple of 14.7x (on forward earnings) is at its lowest point since 2013, falling from 18.4x at the beginning of the year.

The broad-based sell-off in recent months has resulted in compelling investment opportunities, particularly in many pro-cyclical groups. This includes a diverse group of industries, including aerospace, semiconductors, oil refiners, chemicals, airlines, life insurance and investment banks. Many stocks within these sectors are trading at single-digit P / E multiples, despite healthy dividends (i.e., 2%-4% yields) and good earnings growth prospects. However, based on the likelihood that “end of cycle” fears will result in continued volatility, we believe it is prudent to balance cyclicals against defensive, more stable areas. Attractive groups in this category include pharma/biotech, utilities, medical devices, HMO’s, telecom, P&C insurance and REITs. Regardless of sector, we expect investors to focus on companies with healthy dividends, which will provide incremental return and a source of stability if market volatility persists, as we expect. To this point, 71 out of 79 companies within the Fund raised dividend payments over the past twelve months, with an median increase of +11%.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund outperformed the S&P 500® Index over the past six months. Strong stock selection in the electronic technology, communications and technology services sector helped relative returns. Overweighting the health technology sector also aided returns. Despite the market pullback, many stocks within the Fund posted double-digit returns during the period, including Verizon Communications, Abbott Laboratories, Xilinx and Pfizer. Sectors that detracted from relative performance over the period included energy minerals, consumer non-durables, health services and process industries. Conagra Brands, Suncor, Devon Energy and Occidental Petroleum were the most significant laggards during the period.

We appreciate investors’ continued interest in the Fund.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018
	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index 1
Six Month	-6.27%	-6.37%	-6.85%
One Year	-6.57	-6.79	-4.38
Five Year	6.99	6.71	8.49
Ten Year	11.91	11.63	13.12
Since Inception - Class I	8.74	n/a	7.76
(12/31/03)
Since Inception - Class S	n/a	7.91	7.56
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/18:	$12.55 Per Share
Net Asset Value 6/30/18:	$16.69 Per Share
Total Net Assets:	$421.5 Million
Class S:
Net Asset Value 12/31/18:	$12.49 Per Share
Net Asset Value 6/30/18:	$16.61 Per Share
Total Net Assets:	$40.5 Million

Weighted Average Market Cap:	$152.3 Billion

TOP 10 HOLDINGS

      1. Microsoft Corp.

      2. Verizon Communications, Inc.

      3. Johnson & Johnson

      4. Apple, Inc.

      5. CenterPoint Energy, Inc.

      6. Broadcom, Inc.

      7. Home Depot, Inc.

      8. Abbott Laboratories

      9. PepsiCo, Inc.

    10. UnitedHealth Group, Inc.

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.9%
Commercial Services - 0.6%
S&P Global, Inc.	16,300	2,770,022

Communications - 3.6%
CenturyLink, Inc.	142,225	2,154,709
Verizon Communications, Inc.	261,675	14,711,368

		16,866,077

Consumer Non-Durables - 5.3%
Coca-Cola Co.	169,425	8,022,274
Conagra Brands, Inc.	209,625	4,477,590
Mondelez International, Inc.	53,850	2,155,616
PepsiCo, Inc.	88,025	9,725,002

		24,380,482

Consumer Services - 4.8%
Carnival Corp.	64,900	3,199,570
McDonald’s Corp.	23,325	4,141,820
Visa, Inc.	51,000	6,728,940
Walt Disney Co.	72,975	8,001,709

		22,072,039

Electronic Technology - 9.1%
Apple, Inc.	78,475	12,378,646
Applied Materials, Inc.	104,625	3,425,422
Broadcom, Inc.	40,035	10,180,100
Garmin, Ltd.	40,850	2,586,622
Intel Corp.	163,775	7,685,961
Skyworks Solutions, Inc.	38,524	2,581,878
Xilinx, Inc.	37,950	3,232,202

		42,070,831

Energy Minerals - 5.4%
Chevron Corp.	75,150	8,175,568
Marathon Petroleum Corp.	102,575	6,052,951
Occidental Petroleum Corp.	113,450	6,963,561
Suncor Energy, Inc.	132,375	3,702,529

		24,894,609

Finance - 16.2%
Alexandria Real Estate Equities, Inc.	27,900	3,215,196
Axis Capital Holdings, Ltd.	81,525	4,209,951
Chubb, Ltd.	36,150	4,669,857
CME Group, Inc.	22,518	4,236,086
Hartford Financial Services Group, Inc.	127,400	5,662,930
Healthcare Realty Trust, Inc.	76,800	2,184,192
JPMorgan Chase & Co.	78,750	7,687,575
Legg Mason, Inc.	108,600	2,770,386
Lincoln National Corp.	135,400	6,947,374
Morgan Stanley	194,150	7,698,048
Physicians Realty Trust	238,914	3,829,791
Prudential Financial, Inc.	55,525	4,528,064
Reinsurance Group of America, Inc.	40,050	5,616,212

Name of Issuer	Quantity	Fair Value ($)

Synchrony Financial	124,250	2,914,905
T Rowe Price Group, Inc.	45,350	4,186,712
US Bancorp	102,425	4,680,822

		75,038,101

Health Services - 3.4%
Quest Diagnostics, Inc.	73,925	6,155,735
UnitedHealth Group, Inc.	38,450	9,578,664

		15,734,399

Health Technology - 16.1%
Abbott Laboratories	135,350	9,789,865
AbbVie, Inc.	78,755	7,260,423
Amgen, Inc.	36,075	7,022,720
Baxter International, Inc.	76,875	5,059,912
Becton Dickinson and Co.	40,700	9,170,524
Johnson & Johnson	113,700	14,672,985
Medtronic, PLC	48,125	4,377,450
Merck & Co., Inc.	92,375	7,058,374
Pfizer, Inc.	181,750	7,933,388
Zimmer Biomet Holdings, Inc.	18,244	1,892,268

		74,237,909

Industrial Services - 2.5%
Jacobs Engineering Group, Inc.	73,750	4,311,425
Targa Resources Corp.	64,275	2,315,186
TransCanada Corp.	142,950	5,103,315

		11,729,926

Process Industries - 4.3%
Avery Dennison Corp.	66,725	5,993,907
DowDuPont, Inc.	140,375	7,507,255
International Paper Co.	71,175	2,872,623
Sherwin-Williams Co.	8,850	3,482,121

		19,855,906

Producer Manufacturing - 8.9%
3M Co.	19,175	3,653,604
Boeing Co.	19,400	6,256,500
Deere & Co.	28,950	4,318,471
Emerson Electric Co.	75,550	4,514,112
Honeywell International, Inc.	45,600	6,024,672
Lockheed Martin Corp.	26,400	6,912,576
Parker-Hannifin Corp.	37,575	5,603,936
Raytheon Co.	25,100	3,849,085

		41,132,956

Retail Trade - 5.8%
CVS Health Corp.	121,300	7,947,576
Home Depot, Inc.	57,640	9,903,705

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Target Corp.	63,825	4,218,194
TJX Cos., Inc.	108,600	4,858,764

		26,928,239

Technology Services - 6.5%
Accenture, PLC	32,450	4,575,774
Alphabet, Inc. - Class A *	3,285	3,432,694
Intuit, Inc.	17,175	3,380,899
Microsoft Corp.	183,550	18,643,174

		30,032,541

Transportation - 2.8%
Delta Air Lines, Inc.	98,350	4,907,665
FedEx Corp.	18,225	2,940,239
Union Pacific Corp.	36,450	5,038,484

		12,886,388

Name of Issuer	Quantity	Fair Value ($)

Utilities - 4.6%
CenterPoint Energy, Inc.	368,175	10,393,580
DTE Energy Co.	33,750	3,722,625
NextEra Energy, Inc.	40,000	6,952,800

		21,069,005

Total Common Stocks (cost: $445,584,475)		461,699,430

Total Investments in Securities - 99.9% (cost: $445,584,475)		461,699,430
Other Assets and Liabilities, net - 0.1%		339,784

Total Net Assets - 100.0%		$462,039,214

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	461,699,430	—	—	461,699,430

Total:	461,699,430	—	—	461,699,430

**   For equity securities categorized in a single level,refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2018	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Global Dividend Growth Fund outperformed the MSCI World Index for the six-month period ended December 31, 2018. The Fund’s Class I shares declined -5.95% versus a return of -9.10% for the MSCI World Index. Stock selection from both a geographic and industry perspective contributed to the relative outperformance.

Contributing favorably to relative outperformance during the six month period were the Fund’s holdings in the pharmaceutical (Pfizer, Abbott Laboratories and Johnson & Johnson), consumer services (Starbucks and McDonald’s Corp), and food, beverage & tobacco (Nestle and PepsiCo)  industries. Conversely, the materials (DS Smith, Scotts Miracle-Gro, Domtar, LyondellBasell and Bayer), and diversified financials (AURELIUS Equity, T. Rowe Price and Goldman Sachs) industries negatively impacted absolute and relative performance.

Geographically, all regions positively contributed to the relative performance. North America was the top contributing region thanks to holdings in Starbucks, Verizon Communications, Pfizer,Abbott Laboratories and Microsoft.

Given evolving macro uncertainties, combined with several potential upside/downside catalysts, we believe a “barbell” investment strategy continues to provide a balanced risk-reward profile for the Fund. Holdings in cyclical sectors largely levered to capital spending, reflation, and the Trump administration’s pro-growth policies comprise one side of the “barbell,” while the other side consists of secular/ traditional growth companies with highly visible earnings growth, strong balance sheets, and compelling valuations. We favor insurance and healthcare stocks for defensive exposure over expensively-valued bond proxies. We are constructive on healthcare as demographic trends continue to favor high medical product/service consumption across geographies. Property casualty insurance has sold off with interest rate sensitive financials but does not face the headwinds from sluggish loan growth, flattening yield curve, and potentially higher credit provisions. Cyclical stocks, including transports, refiners, chemicals, and investment banks, also offer compelling investment opportunities as many are currently trading at valuations that discount a much weaker macro environment than we are anticipating.

From a global perspective, we prefer more exposure to the U.S. and Asia (ex-Japan) at the expense of Europe and Japan. While we see modest gains in European economies, we believe the political and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCIWorld Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

monetary headwinds will likely keep equities contained. We prefer mainland companies in Europe versus UK stocks as Brexit uncertainty could loom well into 2019. We anticipate a continued challenging environment for Japanese equities as the growth backdrop becomes more uncertain overseas and the coming consumption tax hike presents notable risks to already sluggish domestic demand.

The Fund’s gross dividend yield (before deduction of Fund expenses) is 3.08% compared to the 2.75% yield of the MSCI World Index. In periods of low absolute returns, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of this strategy. The Fund continues to be well diversified and emphasizes high quality, dividend paying growth stocks. We believe the Fund is well positioned to outperform in down markets if financial market volatility picks up, as we believe it will throughout 2019.

Roger J. Sit	Raymond E. Sit Tasha M. Murdoff
Kent L. Johnson	Michael J. Stellmacher
Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018
	Sit Global Dividend Growth Fund		MSCI World

	Class I	Class S	Index [1]
Six Months	-5.95%	-6.08%	-9.10%
One Year	-9.63	-9.93	-8.71
Five Year	3.20	2.93	4.56
Ten Year	8.17	7.89	9.67
Since Inception	7.39	7.12	6.82
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/18:	$14.13 Per Share
Net Asset Value 6/30/18:	$15.24 Per Share
Total Net Assets:	$26.7 Million
Class S:
Net Asset Value 12/31/18:	$14.12 Per Share
Net Asset Value 6/30/18:	$15.22 Per Share
Total Net Assets:	$2.8 Million

Weighted Average Market Cap:	$165.0 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Verizon Communications, Inc.

  3. JPMorgan Chase & Co.

  4. Pfizer, Inc.

  5. Johnson & Johnson

  6. AppVie, Inc.

  7. Starbucks Corp.

  8. Nestle SA

  9. Allianz SE, ADR

10. Abbott Laboratories

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Global Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 95.9%
Asia - 1.8%
China/Hong Kong - 0.9%
HSBC Holdings, PLC, ADR	6,475	266,187

Japan - 0.9%
Mitsubishi UFJ Financial Group, Inc., ADR	51,300	249,831

Europe - 22.5%
Germany - 6.5%
adidas AG	1,385	289,444
Allianz SE, ADR	35,000	704,900
Aurelius SE & Co.	5,500	199,888
Bayer AG	3,725	258,465
Siemens AG	4,100	457,450

		1,910,147

Ireland - 2.2%
Accenture, PLC	2,475	349,000
Ingersoll-Rand, PLC	3,275	298,778

		647,778

Netherlands - 2.3%
ING Groep NV, ADR	38,300	408,278
LyondellBasell Industries NV	3,225	268,191

		676,469

Spain - 2.5%
Iberdrola SA	60,400	485,669
Industria de Diseno Textil SA	9,800	250,954

		736,623

Switzerland - 3.2%
Chubb, Ltd.	1,950	251,901
Nestle SA	8,725	708,368

		960,269

United Kingdom - 5.8%
Carnival Corp.	6,000	295,800
Diageo, PLC, ADR	4,425	627,465
DS Smith, PLC	66,175	252,450
RELX, PLC	25,400	522,964

		1,698,679

North America - 71.6%
Canada - 1.7%
Suncor Energy, Inc.	10,275	287,392
TransCanada Corp.	6,300	224,910

		512,302

Name of Issuer	Quantity	Fair Value ($)

United States - 69.9%
3M Co.	2,225	423,952
Abbott Laboratories	9,150	661,819
AbbVie, Inc.	8,100	746,739
Alphabet, Inc. - Class A *	450	470,232
Apple, Inc.	4,000	630,960
Applied Materials, Inc.	8,175	267,650
Arthur J Gallagher & Co.	4,875	359,288
Bank of America Corp.	16,300	401,632
Broadcom, Inc.	1,500	381,420
CenterPoint Energy, Inc.	7,400	208,902
Chevron Corp.	2,075	225,739
Delta Air Lines, Inc.	9,450	471,555
Domtar Corp.	5,400	189,702
DowDuPont, Inc.	8,825	471,961
Goldman Sachs Group, Inc.	1,400	233,870
Home Depot, Inc.	3,000	515,460
Honeywell International, Inc.	3,200	422,784
Intel Corp.	8,625	404,771
International Paper Co.	5,900	238,124
Johnson & Johnson	6,925	893,671
JPMorgan Chase & Co.	9,650	942,033
KeyCorp	16,800	248,304
Lockheed Martin Corp.	1,815	475,240
Macquarie Infrastructure Corp.	5,275	192,854
Marathon Petroleum Corp.	7,950	469,130
McDonald’s Corp.	1,525	270,794
Microsoft Corp.	14,400	1,462,608
Occidental Petroleum Corp.	5,975	366,746
Parker-Hannifin Corp.	2,250	335,565
PepsiCo, Inc.	5,775	638,022
Pfizer, Inc.	20,600	899,190
Prudential Financial, Inc.	3,725	303,774
Resideo Technologies, Inc. *	533	10,953
Rockwell Automation, Inc.	1,825	274,626
Scotts Miracle-Gro Co.	3,225	198,208
Sherwin-Williams Co.	800	314,768
Starbucks Corp.	11,050	711,620
T Rowe Price Group, Inc.	4,800	443,136
Union Pacific Corp.	4,600	635,858
United Technologies Corp.	2,675	284,834
US Bancorp	9,475	433,008
Verizon Communications, Inc.	19,300	1,085,046
Waste Management, Inc.	5,900	525,041
WEC Energy Group, Inc.	6,775	469,236

		20,610,825

Total Common Stocks (cost: $24,867,885)		28,269,110

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 3.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	1,168,660	1,168,660

(cost: $1,168,660)

Total Investments in Securities - 99.8% (cost: $26,036,545)		29,437,770
Other Assets and Liabilities, net - 0.2%		47,136

Total Net Assets - 100.0%		$29,484,906

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Canada	512,302	—	—	512,302
China/Hong Kong	266,187	—	—	266,187
Germany	1,910,147	—	—	1,910,147
Ireland	647,778	—	—	647,778
Japan	249,831	—	—	249,831
Netherlands	676,469	—	—	676,469
Spain	736,623	—	—	736,623
Switzerland	960,269	—	—	960,269
United Kingdom	1,698,679	—	—	1,698,679
United States	20,610,825	—	—	20,610,825
Short-Term Securities	1,168,660	—	—	1,168,660

Total:	29,437,770	—	—	29,437,770

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2018	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was -7.31%, compared to the -8.17% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was -6.85%.

U.S. stocks sold off sharply in the final months of 2018, as concerns over global growth dominated the investment backdrop. Economic momentum is clearly slipping, but we view recession fears as overblown. The preponderance of data points to merely a slowdown, not an imminent contraction. U.S. consumer and business confidence remain high, the labor market is healthy, capital spending and manufacturing are growing, and there are no clear signs of “excesses” that tend to precede recessions. We expect sentiment to improve as 2019 progresses, likely driven by progress on U.S.-China trade negotiations, a pause in Fed rate increases, and signs of stabilization in the Chinese economy as stimulative government policies take hold.

Regarding investment strategy, we believe that many pro-cyclical groups have been deeply oversold and offer compelling risk/reward opportunities for investors. This includes a diverse group of industries: aerospace, semiconductors, oil refiners, chemicals, airlines, life insurance, and investment banks. Many stocks within these sectors are trading at single-digit P/E multiples, despite healthy dividends and earnings growth prospects. However, based on the likelihood that “end of cycle” fears will result in continued volatility, we believe it is prudent to balance cyclicals against defensive, more stable growth stocks. Attractive groups in this category include pharma/ biotech, medical devices, HMO’s, telecom, P&C insurance and select technology stocks. Within technology, we continue to believe that the outsized performance of “momentum” stocks (including the “FAANG” group) has largely run its course and investors will be more discriminating and sensitive to valuations against a backdrop of moderating growth and increasing regulatory risks. Regardless of sector, our research emphasis remains focused on building a diversified portfolio of attractively valued, high quality companies that compound earnings on a consistent basis.

The Fund outperformed the Russell 1000® Growth Index over the past six months, largely due to stock selection in consumer services, electronic technology, health technology, process industries, and technology services. Outperforming stocks within these sectors included

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Starbucks, Ciena, Red Hat, Ecolab, Broadcom, Thermo Fisher Scientific and Boston Scientific. It is notable that each of these stocks posted gains over the period, despite challenging markets. Relative performance was negatively impacted by stock selection in the finance and consumer durables sectors, as well as overweighting the underperforming energy minerals sector. Individual laggards within the portfolio included Applied Materials, Electronic Arts, Raytheon, Goldman Sachs, FedEx and DowDupont.

Despite a challenging second half of 2018 for markets, we remain enthusiastic about the near- and long-term outlooks for companies held in the Fund.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]

Six Month	-7.31%	-8.17%	-7.42%
One Year	-3.11	-1.51	-4.78
Five Year	8.42	10.40	8.21
Ten Year	12.04	15.29	13.28
Since Inception [3]	9.82	11.00	11.43
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/18:	$35.66 Per Share
Net Asset Value 6/30/18:	$42.40 Per Share
Total Net Assets:	$105.1 Million
Weighted Average Market Cap:	$236.6 Billion

TOP 10 HOLDINGS

  1. Alphabet, Inc.

  2. Microsoft Corp.

  3. Apple, Inc.

  4. Visa, Inc.

  5. Amazon.com, Inc.

  6. UnitedHealth Group, Inc.

  7. Adobe, Inc.

  8. Home Depot, Inc.

  9. Broadcom, Inc.

10. Facebook, Inc.

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	21

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Large Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.1%
Communications - 1.1%
Verizon Communications, Inc.	20,925	1,176,404

Consumer Durables - 0.7%
Electronic Arts, Inc. *	9,900	781,209

Consumer Non-Durables - 4.4%
Estee Lauder Cos., Inc. - Class A	14,675	1,909,218
PepsiCo, Inc.	17,300	1,911,304
VF Corp.	11,000	784,740

		4,605,262

Consumer Services - 9.2%
Carnival Corp.	10,700	527,510
Marriott International, Inc.	9,300	1,009,608
McDonald’s Corp.	4,700	834,579
Starbucks Corp.	24,700	1,590,680
Visa, Inc.	31,900	4,208,886
Walt Disney Co.	13,200	1,447,380

		9,618,643

Electronic Technology - 12.7%
Apple, Inc.	42,200	6,656,628
Applied Materials, Inc.	49,700	1,627,178
Arista Networks, Inc. *	2,750	579,425
Broadcom, Inc.	7,800	1,983,384
Ciena Corp. *	21,300	722,283
Intel Corp.	16,800	788,424
NVIDIA Corp.	5,325	710,888
Skyworks Solutions, Inc.	4,700	314,994

		13,383,204

Energy Minerals - 1.6%
Chevron Corp.	2,600	282,854
Continental Resources, Inc. *	4,900	196,931
Marathon Petroleum Corp.	15,500	914,655
Pioneer Natural Resources Co.	2,300	302,496

		1,696,936

Finance - 5.7%
Bank of America Corp.	32,000	788,480
Chubb, Ltd.	8,650	1,117,407
Goldman Sachs Group, Inc.	5,600	935,480
JPMorgan Chase & Co.	16,700	1,630,254
Prudential Financial, Inc.	7,900	644,245
T Rowe Price Group, Inc.	8,900	821,648

		5,937,514

Health Services - 3.5%
Centene Corp. *	8,500	980,050
UnitedHealth Group, Inc.	10,675	2,659,356

		3,639,406

Name of Issuer	Quantity	Fair Value ($)

Health Technology - 8.3%
AbbVie, Inc.	17,400	1,604,106
Boston Scientific Corp. *	40,300	1,424,202
Celgene Corp. *	7,425	475,868
Edwards Lifesciences Corp. *	3,900	597,363
Illumina, Inc. *	1,800	539,874
Intuitive Surgical, Inc. *	1,800	862,056
Johnson & Johnson	11,000	1,419,550
Pfizer, Inc.	13,200	576,180
Thermo Fisher Scientific, Inc.	5,250	1,174,898

		8,674,097

Process Industries - 4.2%
DowDuPont, Inc.	21,600	1,155,168
Ecolab, Inc.	10,575	1,558,226
Sherwin-Williams Co.	4,300	1,691,878

		4,405,272

Producer Manufacturing - 8.2%
3M Co.	6,350	1,209,929
Deere & Co.	4,200	626,514
General Dynamics Corp.	3,500	550,235
Honeywell International, Inc.	9,925	1,311,291
Ingersoll-Rand, PLC	10,700	976,161
Parker-Hannifin Corp.	8,700	1,297,518
Raytheon Co.	12,125	1,859,369
Resideo Technologies, Inc. *	1,654	33,990
United Technologies Corp.	7,400	787,952

		8,652,959

Retail Trade - 8.1%
Amazon.com, Inc. *	2,750	4,130,417
CVS Health Corp.	5,400	353,808
Home Depot, Inc.	12,600	2,164,932
TJX Cos., Inc.	26,000	1,163,240
Ulta Beauty, Inc. *	3,000	734,520

		8,546,917

Technology Services - 27.6%
Accenture, PLC	12,175	1,716,797
Adobe, Inc. *	10,100	2,285,024
Alphabet, Inc. - Class A *	1,050	1,097,208
Alphabet, Inc. - Class C *	5,966	6,178,449
Autodesk, Inc. *	9,800	1,260,378
Booking Holdings, Inc. *	965	1,662,135
Facebook, Inc. *	14,750	1,933,577
Intuit, Inc.	6,600	1,299,210
Microsoft Corp.	67,400	6,845,818
PayPal Holdings, Inc. *	21,500	1,807,935
Red Hat, Inc. *	6,100	1,071,404
salesforce.com, Inc. *	13,700	1,876,489

		29,034,424

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Transportation - 3.1%
Delta Air Lines, Inc.	24,915	1,243,258
FedEx Corp.	5,200	838,916
Union Pacific Corp.	8,800	1,216,424

		3,298,598

Utilities - 0.7%
NextEra Energy, Inc.	4,000	695,280

Total Common Stocks (cost: $61,965,806)		104,146,125

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 0.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25% (cost: $869,624)	869,624	869,624

Total Investments in Securities - 100.0% (cost: $62,835,430)		105,015,749
Other Assets and Liabilities, net - 0.0%		46,835

Total Net Assets - 100.0%		$105,062,584

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	104,146,125	—	—	104,146,125
Short-Term Securities	869,624	—	—	869,624

Total:	105,015,749	—	—	105,015,749

** For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2018	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

The Sit ESG Growth Fund outperformed the MSCI World Index for the last six months of 2018. The Fund’s Class I shares declined -6.54% in the six-month period ended December 31, 2018 compared to the MSCI World Index return of -9.10%. Stock selection, geographic and industry allocation and currency allocation all positively contributed to relative outperformance for the aforementioned period.

Specifically, the industries contributing most favorably to relative performance were food, beverage & tobacco (Coca-Cola European Partners, Nestle and PepsiCo), consumer services (Starbucks and Visa), and (Ingersoll-Rand and 3M) - all due to positive stock selection. The larger than normal cash also contributed to relative performance during the six-month period. The industries that detracted the most were diversified financials (Goldman Sachs, Legg Mason and T. Rowe Price) and transportation (FedEx).

From a geographic standpoint, the countries of the United States (Starbucks, Verizon Communications, Pfizer, Ingersoll-Rand and Boston Scientific) and the United Kingdom (Coca-Cola European Partners, Diageo and RELX) added value due to positive stock selection, the overweight allocation and currency allocation. However, stock selection in the Euroland (Bayer, ING, Inditex, Siemens and Accenture) negatively impacted the Fund.

Given evolving macro uncertainties, combined with several potential upside/downside catalysts, we believe a “barbell” investment strategy continues to provide a balanced risk-reward profile for the Fund. Holdings in cyclical sectors largely levered to capital spending, reflation, and the Trump administration’s pro-growth policies comprise one side of the “barbell,” while the other side consists of secular/traditional growth companies with highly visible earnings growth, strong balance sheets, and compelling valuations. We favor insurance and healthcare stocks for defensive exposure over expensively-valued bond proxies. We are constructive on healthcare as demographic trends continue to favor high medical product/service consumption across geographies. Property casualty insurance has sold off with interest rate sensitive financials but does not face the headwinds from sluggish loan growth, flattening yield curve, and potentially higher credit provisions. Cyclical stocks, including transports, refiners, chemicals, and investment banks, also offer compelling investment opportunities as many are currently trading at valuations that discount a much weaker macro environment than we are anticipating.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

From a global perspective, we prefer more exposure to the U.S. and Asia (ex-Japan) at the expense of Europe and Japan. While we see modest gains in European economies, we believe the political and monetary headwinds will likely keep equities contained. We prefer mainland companies in Europe versus UK stocks as Brexit uncertainty could loom well into 2019. We anticipate a continued challenging environment for Japanese equities as the growth backdrop becomes more uncertain overseas and the coming consumption tax hike presents notable risks to already sluggish domestic demand.

The focus of the Sit ESG Fund is to invest at least 80% of the assets in companies that have strong ESG (environmental, social and corporate governance) practices. We remain positive about the long-term outlook for companies held in the Fund based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018
	Sit ESG Growth Fund		MSCI World Index [1]
	Class I	Class S
Six Month	-6.54%	-6.68%	-9.10%
One Year	-7.36	-7.65	-8.71
Since Inception	6.44	6.17	7.32
(6/30/16)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/18:	$11.40 Per Share
Net Asset Value 6/30/18:	$12.37 Per Share
Total Net Assets:	$ 2.9 Million
Class S:
Net Asset Value 12/31/18:	$11.37 Per Share
Net Asset Value 6/30/18:	$12.34 Per Share
Total Net Assets:	$ 2.5 Million

Weighted Average Market Cap:	$ 162.6 Billion

TOP 10 HOLDINGS

      1. Verizon Communications, Inc.

      2. Microsoft Corp.

      3. Allianz SE, ADR

      4. Starbucks Corp.

      5. JPMorgan Chase & Co.

      6. Ingersoll-Rand, PLC

      7. Pfizer, Inc.

      8. Intel Corp.

      9. AbbVie, Inc.

    10. Alphabet, Inc. - Class A

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	25

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit ESG Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 95.1%
Asia - 2.4%
China/Hong Kong - 1.0%
HSBC Holdings, PLC, ADR	1,300	53,443

Japan - 1.4%
Mitsubishi UFJ Financial Group, Inc., ADR	8,325	40,543
Sony Corp., ADR	800	38,624

		79,167

Europe - 25.5%
Germany - 8.2%
adidas AG, ADR	550	57,387
Allianz SE, ADR	9,900	199,386
Bayer AG	1,290	89,509
Siemens AG, ADR	1,725	96,738

		443,020

Ireland - 3.9%
Accenture, PLC	450	63,454
Ingersoll-Rand, PLC	1,625	148,249

		211,703

Netherlands - 1.7%
ING Groep NV, ADR	8,775	93,542

Spain - 3.0%
Iberdrola SA, ADR	2,950	94,651
Industria de Diseno Textil SA	2,575	65,939

		160,590

Switzerland - 2.3%
Nestle SA, ADR	1,550	125,488

United Kingdom - 6.4%
Coca-Cola European Partners, PLC	2,100	96,285
Diageo, PLC, ADR	700	99,260
RELX, PLC, ADR	4,700	96,444
Royal Dutch Shell, PLC, ADR - Class B	875	52,448

		344,437

North America - 67.2%
Canada - 2.1%
Suncor Energy, Inc.	4,100	114,677

United States - 65.1%
3M Co.	600	114,324
AbbVie, Inc.	1,450	133,675
Adobe, Inc. *	500	113,120
Allstate Corp.	525	43,381
Alphabet, Inc. - Class A *	125	130,620
Apple, Inc.	675	106,474
Baxter International, Inc.	850	55,947
Boston Scientific Corp. *	3,000	106,020
Delta Air Lines, Inc.	1,500	74,850
DowDuPont, Inc.	1,700	90,916
Ecolab, Inc.	775	114,196

Name of Issuer	Quantity	Fair Value ($)

Facebook, Inc. *	320	41,949
FedEx Corp.	485	78,245
Goldman Sachs Group, Inc.	500	83,525
Home Depot, Inc.	745	128,006
Intel Corp.	3,050	143,136
Johnson & Johnson	975	125,824
JPMorgan Chase & Co.	1,725	168,394
KeyCorp	2,500	36,950
Legg Mason, Inc.	1,600	40,816
Lockheed Martin Corp.	185	48,440
Marriott International, Inc.	1,100	119,416
Microsoft Corp.	2,000	203,140
NIKE, Inc.	700	51,898
Occidental Petroleum Corp.	1,200	73,656
PepsiCo, Inc.	875	96,670
Pfizer, Inc.	3,375	147,319
Prudential Financial, Inc.	800	65,240
Rockwell Automation, Inc.	350	52,668
Starbucks Corp.	2,750	177,100
T Rowe Price Group, Inc.	925	85,396
TJX Cos., Inc.	1,380	61,741
UnitedHealth Group, Inc.	375	93,420
Verizon Communications, Inc.	3,625	203,798
Visa, Inc.	875	115,448

		3,525,718

Total Common Stocks (cost: $4,576,275)		5,151,785

Short-Term Securities - 4.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	261,560	261,560

(cost: $261,560)

Total Investments in Securities - 99.9% (cost: $4,837,835)		5,413,345
Other Assets and Liabilities, net - 0.1%		3,003

Total Net Assets - 100.0%		$5,416,348

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Canada	114,677	—	—	114,677
China/Hong Kong	53,443	—	—	53,443
Germany	443,020	—	—	443,020
Ireland	211,703	—	—	211,703
Japan	79,167	—	—	79,167
Netherlands	93,542	—	—	93,542
Spain	160,590	—	—	160,590
Switzerland	125,488	—	—	125,488
United Kingdom	344,437	—	—	344,437
United States	3,525,718	—	—	3,525,718
Short-Term Securities	261,560	—	—	261,560
Total:	5,413,345	—	—	5,413,345

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period

See accompanying notes to financial statements.
DECEMBER 31, 2018	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $365 million to $81 billion during the 12-month period ended December 31, 2018.

Sit Mid Cap Growth Fund’s return for the second half of 2018 was -10.19%, compared to -9.63% for the Russell Midcap® Growth Index. The S&P Midcap® Index fell -14.08% during the period.

Stock prices turned sharply lower toward the end of 2018, as investors began to discount that a more challenging economic backdrop will begin to impact corporate earnings. Admittedly, earnings growth will moderate this year from robust gains in 2018, which were amplified by a one-off benefit from reduced taxes due to corporate tax reform. However, despite some deceleration in 2019, we expect solid earnings growth for many mid cap companies, particularly in the sectors that we are emphasizing. Specifically, the growth outlook for the technology group remains exceptionally strong based on a multitude of growth drivers, including cloud adoption, e-commerce, artificial intelligence, productivity-enhancing software, and the increasing amount of semiconductor “content” across a wide variety of industries. Technology services and electronic technology remain the heaviest weighted sectors within the Fund, as we believe the overweight (relative to the Russell Midcap Growth Index) is justified by their growth outlooks and increasingly attractive valuations. Despite underperformance in 2018, we maintain a significant allocation to the financial sector. Recession fears have clearly resulted in significant share price declines in 2018, but we believe these concerns are overblown. With many banks, life insurers and asset managers trading at single-digit price-to-earnings multiples, risk/reward is skewed to the upside, in our view.

Over the past six months, the Fund modestly underperformed the Russell Midcap® Growth Index. Stock selection within the retail trade, finance and consumer durables sectors detracted from performance during the period. In terms of individual stocks, the most significant underperformers included Electronic Arts, Applied Materials, Camping World Holdings, Skyworks Solutions, XPO Logistics and SVB Financial Group. On a positive note, the Fund’s holdings within producer manufacturing, consumer services and industrial services significantly outperformed the benchmark sector, adding to relative returns. The best performing stocks during the second

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

half of 2018 included Atlassian, Ciena, Euronet Worldwide, Coca-Cola European Partners and Service Corporation International. Each of these stocks posted double-digit positive returns over the period.

Our research staff remains highly focused on identifying growth opportunities and using market volatility to improve the risk/reward profile of the Fund. While heightened volatility is understandably unnerving for investors, it does provide active managers with opportunities to “upgrade” holdings during periods of volatility. We appreciate investors’ continued interest in the Fund.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018
	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index 2
Six Month	-10.19%	-9.63%	-11.14%
One Year	-7.25	-4.75	-9.06
Five Year	3.36	7.42	6.26
Ten Year	11.61	15.12	14.03
Since Inception (9/2/82)	10.96	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/18:	$15.14 Per Share
Net Asset Value 6/30/18:	$18.96 Per Share
Total Net Assets:	$138.5 Million
Weighted Average Market Cap:	$21.7 Billion

TOP 10 HOLDINGS

      1. Waste Connections, Inc.

      2. TJX Cos., Inc.

      3. Arista Networks, Inc.

      4. Broadcom, Inc.

      5. Ulta Beauty, Inc.

      6. Thermo Fisher Scientific, Inc.

      7. PTC, Inc.

      8. Booking Holdings, Inc.

      9. Euronet Worldwide, Inc.

    10. Ingersoll-Rand, PLC

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	29

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Mid Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.2%
Commercial Services - 2.6%
Booz Allen Hamilton Holding Corp.	48,200	2,172,374
Brink’s Co.	21,100	1,364,115

		3,536,489

Communications - 0.7%
CenturyLink, Inc.	68,100	1,031,715

Consumer Durables - 1.1%
Electronic Arts, Inc. *	20,000	1,578,200

Consumer Non-Durables - 1.8%
Coca-Cola European Partners, PLC	40,700	1,866,095
VF Corp.	8,900	634,926

		2,501,021

Consumer Services - 6.9%
Cinemark Holdings, Inc.	24,100	862,780
Dunkin’ Brands Group, Inc.	23,600	1,513,232
Marriott International, Inc.	17,732	1,924,986
Nexstar Media Group, Inc.	11,600	912,224
Service Corp. International	55,500	2,234,430
Strategic Education, Inc.	10,400	1,179,568
Vail Resorts, Inc.	4,700	990,854

		9,618,074

Electronic Technology - 11.0%
Applied Materials, Inc.	64,400	2,108,456
Arista Networks, Inc. *	17,900	3,771,530
Broadcom, Inc.	13,600	3,458,208
Cabot Microelectronics Corp.	10,825	1,032,164
Ciena Corp. *	27,700	939,307
Garmin, Ltd.	17,600	1,114,432
Monolithic Power Systems, Inc.	3,000	348,750
NVIDIA Corp.	3,200	427,200
Skyworks Solutions, Inc.	30,550	2,047,461

		15,247,508

Energy Minerals - 1.9%
Continental Resources, Inc. *	6,500	261,235
Marathon Petroleum Corp.	39,010	2,301,980

		2,563,215

Finance - 10.4%
Ameriprise Financial, Inc.	7,800	814,086
Arthur J Gallagher & Co.	18,900	1,392,930
Axis Capital Holdings, Ltd.	20,500	1,058,620
Carlyle Group LP	96,800	1,524,600
First Republic Bank	25,800	2,242,020
Intercontinental Exchange, Inc.	28,500	2,146,905
Legg Mason, Inc.	53,000	1,352,030
Lincoln National Corp.	12,200	625,982
SVB Financial Group *	8,800	1,671,296

Name of Issuer	Quantity	Fair Value ($)

T Rowe Price Group, Inc.	7,800	720,096
United Rentals, Inc. *	8,100	830,493

		14,379,058

Health Services - 3.0%
Centene Corp. *	23,000	2,651,900
Encompass Health Corp.	24,100	1,486,970

		4,138,870

Health Technology - 9.9%
ABIOMED, Inc. *	3,225	1,048,254
Align Technology, Inc. *	8,900	1,863,927
DexCom, Inc. *	9,900	1,186,020
Edwards Lifesciences Corp. *	7,900	1,210,043
Exact Sciences Corp. *	13,000	820,300
Insulet Corp. *	21,850	1,733,142
Jazz Pharmaceuticals, PLC *	5,700	706,572
Neurocrine Biosciences, Inc. *	13,750	981,887
Thermo Fisher Scientific, Inc.	15,250	3,412,797
West Pharmaceutical Services, Inc.	8,300	813,649

		13,776,591

Industrial Services - 3.9%
Jacobs Engineering Group, Inc.	19,100	1,116,586
Waste Connections, Inc.	57,150	4,243,388

		5,359,974

Process Industries - 4.0%
Ecolab, Inc.	19,100	2,814,385
International Paper Co.	25,100	1,013,036
Scotts Miracle-Gro Co.	27,600	1,696,296

		5,523,717

Producer Manufacturing - 9.0%
AMETEK, Inc.	24,000	1,624,800
Anixter International, Inc. *	21,186	1,150,612
Carlisle Cos., Inc.	17,700	1,779,204
Hubbell, Inc.	16,000	1,589,440
Ingersoll-Rand, PLC	31,700	2,891,991
Parker-Hannifin Corp.	14,600	2,177,444
Rockwell Automation, Inc.	8,000	1,203,840

		12,417,331

Retail Trade - 5.7%
Camping World Holdings, Inc.	53,300	611,351
TJX Cos., Inc.	85,800	3,838,692
Ulta Beauty, Inc. *	14,100	3,452,244

		7,902,287

Technology Services - 22.5%
ANSYS, Inc. *	13,000	1,858,220
Aspen Technology, Inc. *	19,900	1,635,382
Atlassian Corp., PLC *	26,800	2,384,664
Autodesk, Inc. *	17,900	2,302,119

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Booking Holdings, Inc. *	1,900	3,272,598
Euronet Worldwide, Inc. *	31,275	3,201,934
GoDaddy, Inc. *	21,600	1,417,392
Guidewire Software, Inc. *	19,300	1,548,439
HubSpot, Inc. *	7,100	892,683
PTC, Inc. *	39,600	3,282,840
Qualys, Inc. *	15,150	1,132,311
Red Hat, Inc. *	11,200	1,967,168
Splunk, Inc. *	25,200	2,642,220
Talend SA, ADR *	22,200	823,176
Ultimate Software Group, Inc. *	11,200	2,742,544

		31,103,690

Transportation - 2.4%
Alaska Air Group, Inc.	26,400	1,606,440
Golar LNG, Ltd.	49,900	1,085,824
Knight-Swift Transportation Holdings, Inc.	27,300	684,411

		3,376,675

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.4%
WEC Energy Group, Inc.	27,800	1,925,428

Total Common Stocks (cost: $90,900,569)		135,979,843

Short-Term Securities - 2.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	2,794,860	2,794,860

(cost: $2,794,860)
Total Investments in Securities - 100.2% (cost: $93,695,429)		138,774,703
Other Assets and Liabilities, net - (0.2%)		(319,357)

Total Net Assets - 100.0%		$138,455,346

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depository Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	135,979,843	—	—	135,979,843
Short-Term Securities	2,794,860	—	—	2,794,860

Total:	138,774,703	—	—	138,774,703

**	For equity securities categorized in a single level,refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2018	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($17.0 billion as of December 31, 2018). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closedend investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a -16.13% return over the past six months, compared to the -17.35% return for the Russell 2000® Index. The Fund’s gross yield (before deducting Fund expenses) was 2.68%, compared to 1.61% for the Russell 2000® Index.

The small cap stock rally abruptly came to a halt in the final months of the year, as investors focused on risks associated with higher interest rates, trade conflicts and a more sluggish corporate earnings backdrop, after outsized gains in 2018. As is typically the case in market sell-offs due to greater perceived risks, small cap stocks underperformed larger cap issues in the recent correction. The breadth of the sell-off, which was concentrated in the final three months of the year, was especially notable. Within the benchmark, with the exception of utilities, all economic sectors posted double-digit declines over the second half of the year. We believe the sell-off has resulted in highly attractive valuations for high quality dividend-paying stocks. Finance remains the heaviest weighted sector within the Fund, and we have increased many positions over the last several months. We believe the valuations for banks, brokers and insurance stocks reflect recession fears that are unwarranted. Many REITs are also attractive, offering compelling dividend yields (4%+), well above index averages. In addition, process industries and producer manufacturing also have significant weightings within the Fund. Similar to finance, valuations in these groups are discounting a much weaker macro environment than we are anticipating.

We recognize that compelling valuations alone are unlikely to push small cap stocks meaningfully higher in the year ahead. However, based on our expectation that recession fears will abate, a continuance of earnings growth in 2019 should provide a much-needed catalyst. In addition, the Fund’s relatively high dividend yields give support to returns and may serve to mitigate market volatility. We note that over 75% of the companies held in the Fund increased their dividend in 2018. This compares to just 29% for the stocks in the Russell 2000® Index.

The Fund outperformed the Russell 2000® Index over the past six months. Stock selection in the health technology, producer manu-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

facturing, consumer services and communications sectors were key factors. The best performing individual stocks included Shenandoah Communications, Service Corporation International, Casey General Stores, and Nexstar Media Group. The Fund’s returns were adversely impacted by stock selection in technology services, finance, process industries and consumer durables. The most significant individual stock laggards over the period included Camping World Holdings, EastWest Bancorp, Thor Industries, MKS Instruments and PacWest Bancorp.

We strongly believe in the merits of the Sit Small Cap Dividend Growth Fund strategy. Our research staff is highly focused on identifying attractive long-term investments that we expect will deliver both income and growth over the long run.

Roger J. Sit                 Michael T. Manns

Kent L. Johnson         Robert W. Sit

Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018

	Sit Small Cap Dividend Growth Fund
			Russell 2000® Index [1]
	Class I	Class S

Six Month	-16.13%	-16.22%	-17.35%
One Year	-17.07	-17.29	-11.01
Since Inception (3/31/15)	1.64	1.39	3.41

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/18:	$10.06 Per Share
Net Asset Value 6/30/18:	$12.27 Per Share
Total Net Assets:	$11.4 Million
Class S:
Net Asset Value 12/31/18:	$10.06 Per Share
Net Asset Value 6/30/18:	$12.26 Per Share
Total Net Assets:	$3.3 Million

Weighted Average Market Cap:	$3.7 Billion

TOP 10 HOLDINGS

  1. Mesa Laboratories, Inc.

  2. Strategic Education, Inc.

  3. Monolithic Power Systems, Inc.

  4. MKS Instruments, Inc.

  5. Booz Allen Hamilton Holding Corp.

  6. Encompass Health Corp.

  7. Axis Capital Holdings, Ltd.

  8. Wintrust Financial Corp.

  9. Nexstar Media Group, Inc.

10. Cabot Microelectronics Corp.

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	33

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Small Cap Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.1%
Commercial Services - 5.1%
Booz Allen Hamilton Holding Corp.	6,575	296,335
Brink’s Co.	2,750	177,788
Deluxe Corp.	2,700	103,788
Herman Miller, Inc.	5,700	172,425

		750,336

Communications - 1.2%
Shenandoah Telecommunications Co.	4,100	181,425

Consumer Durables - 3.2%
Acushnet Holdings Corp.	5,200	109,564
Ethan Allen Interiors, Inc.	6,600	116,094
National Presto Industries, Inc.	750	87,690
Snap-On, Inc.	300	43,587
Thor Industries, Inc.	2,300	119,600

		476,535

Consumer Non-Durables - 1.1%
Sensient Technologies Corp.	2,800	156,380

Consumer Services - 8.0%
Dunkin’ Brands Group, Inc.	2,625	168,315
Nexstar Media Group, Inc.	3,350	263,444
Service Corp. International	6,250	251,625
Strategic Education, Inc.	2,690	305,100
Vail Resorts, Inc.	900	189,738

		1,178,222

Electronic Technology - 6.4%
Cabot Microelectronics Corp.	2,700	257,445
MKS Instruments, Inc.	4,600	297,206
Monolithic Power Systems, Inc.	2,575	299,344
Power Integrations, Inc.	1,400	85,372

		939,367

Energy Minerals - 1.6%
Delek US Holdings, Inc.	3,600	117,036
Vermilion Energy, Inc.	5,625	118,519

		235,555

Finance - 28.1%
American Equity Investment Life Holding Co.	5,250	146,685
American National Insurance Co.	1,200	152,688
Axis Capital Holdings, Ltd.	5,250	271,110
Carlyle Group LP	10,525	165,769
CubeSmart	3,575	102,567
East West Bancorp, Inc.	5,600	243,768
Evercore Partners, Inc.	2,400	171,744
Great Western Bancorp, Inc.	3,800	118,750
Hanover Insurance Group, Inc.	1,075	125,528
HCI Group, Inc.	2,600	132,106
Hercules Capital, Inc.	9,600	106,080

Name of Issuer	Quantity	Fair Value ($)

Kingstone Cos, Inc.	7,600	134,444
Legg Mason, Inc.	7,600	193,876
Macquarie Infrastructure Corp.	4,150	151,724
Old National Bancorp	9,550	147,070
PacWest Bancorp	7,425	247,104
People’s United Financial, Inc.	16,325	235,570
Physicians Realty Trust	13,300	213,199
Piper Jaffray Cos	2,875	189,290
Provident Financial Services, Inc.	4,625	111,601
QTS Realty Trust, Inc.	4,350	161,168
Stifel Financial Corp.	4,000	165,680
STORE Capital Corp.	6,600	186,846
Wintrust Financial Corp.	4,000	265,960

		4,140,327

Health Services - 3.0%
Encompass Health Corp.	4,750	293,075
Healthcare Services Group, Inc.	3,625	145,653

		438,728

Health Technology - 6.1%
Mesa Laboratories, Inc.	1,600	333,424
PerkinElmer, Inc.	1,675	131,571
STERIS, PLC	1,900	203,015
Teleflex, Inc.	525	135,702
West Pharmaceutical Services, Inc.	950	93,128

		896,840

Industrial Services - 2.1%
EMCOR Group, Inc.	2,400	143,256
KBR, Inc.	10,775	163,564

		306,820

Non-Energy Minerals - 0.9%
Commercial Metals Co.	3,950	63,279
PotlatchDeltic Corp.	2,135	67,551

		130,830

Process Industries - 8.5%
Apogee Enterprises, Inc.	4,325	129,101
Avery Dennison Corp.	1,900	170,677
Domtar Corp.	3,575	125,590
Huntsman Corp.	4,650	89,698
Ingredion, Inc.	1,375	125,675
Neenah, Inc.	1,550	91,326
Orion Engineered Carbons SA	9,475	239,528
Rayonier Advanced Materials, Inc.	8,700	92,655
Scotts Miracle-Gro Co.	3,025	185,916

		1,250,166

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Producer Manufacturing - 10.3%

Applied Industrial Technologies, Inc.	3,850	207,669
Carlisle Cos, Inc.	1,700	170,884
Crane Co.	2,400	173,232
Hubbell, Inc.	2,100	208,614
Lincoln Electric Holdings, Inc.	2,050	161,642
MSA Safety, Inc.	2,700	254,529
Oshkosh Corp.	3,600	220,716
Watsco, Inc.	900	125,226

		1,522,512

Retail Trade - 1.4%
Camping World Holdings, Inc.	9,600	110,112
Casey’s General Stores, Inc.	750	96,105

		206,217

Technology Services - 2.5%
Blackbaud, Inc.	1,200	75,480
ManTech International Corp.	2,700	141,196
Science Applications International Corp.	2,350	149,695

		366,371

Name of Issuer	Quantity	Fair Value ($)

Transportation - 3.7%
Alaska Air Group, Inc.	3,100	188,635
Golar LNG, Ltd.	6,375	138,720
Knight-Swift Transportation Holdings, Inc.	4,975	124,723
Schneider National, Inc.	5,000	93,350

		545,428

Utilities - 3.9%
Black Hills Corp.	2,000	125,560
Covanta Holding Corp.	13,400	179,828
New Jersey Resources Corp.	3,775	172,404
Spire, Inc.	1,375	101,860

		579,652

Total Common Stocks (cost: $14,564,542)		14,301,711

Investment Companies - 0.8%
Tortoise Energy Infrastructure Corp.	6,225	123,878

(cost: $186,425)
Short-Term Securities - 2.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	293,039	293,039

(cost: $293,039)
Total Investments in Securities - 99.9% (cost: $15,044,006)		14,718,628
Other Assets and Liabilities, net - 0.1%		10,449

Total Net Assets - 100.0%		$14,729,077

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	14,301,711	—	—	14,301,711
Investment Companies	123,878	—	—	123,878
Short-Term Securities	293,039	—	—	293,039

Total:	14,718,628	—	—	14,718,628

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2018	35

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($17.0 billion as of December 31, 2018).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned -14.70% over the past six months. This compares to the six-month return of -17.33% for the Russell 2000® Growth Index and the -17.35% return for the Russell 2000® Index.

Small capitalization stocks fell sharply, as “risk off” markets prevailed during the second half of 2018. We believe the tightening of financial conditions (via higher short rates and quantitative tightening) and the escalation of trade concerns were the primary reasons for the market retreat – with additional pressure exerted from Brexit concerns, a U.S. government shutdown and a decline in oil prices. While recession fears have gripped markets, we believe that economic data points to merely a slowdown, not an imminent contraction. We believe stocks will rebound as this view is realized as 2019 progresses. Small cap stocks have the potential to rebound significantly for two reasons: first, small growth stocks have underperformed large cap stocks, leading to compelling valuations; and second, with overall corporate earnings growth slowing, investors may gravitate to more idiosyncratic growth companies, which are prevalent within the small cap universe.

From our perspective, while the market declines and related volatility in recent months have been unsettling (to say the least), it has given us the opportunity to add to many attractive existing holdings within the Fund and make new purchases of high quality companies. The mostly heavily weighted groups in the Fund include technology services, health technology and consumer services. With growth trends particularly weak outside the U.S., many companies within these three sectors are relatively insulated, given the domestic orientation of their revenues. Energy minerals, communications and utilities continue to have minimal weightings in the Fund, largely due to sluggish growth prospects for most companies within these sectors.

Although absolute returns were negative, the Fund outperformed the Russell 2000® Growth Index during the second half of 2018, largely due to strong stock selection in several sectors. Relative performance was positively impacted by stock selection in health technology, technology services, producer manufacturing, consumer services and industrial services. Paycom Software, Euronet Worldwide,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

K2M Group Holdings, BoozAllen Hamilton Holding and Waste Connections were among the individual stocks that outperformed during the second half of 2018. On the negative side, the Fund’s performance was adversely affected by stock selection in the finance, process industries and consumer durables sectors. Individual stock laggards during the period included T2 Biosystems, Align Technology, Camping World Holdings, SVB Financial Group and Thor Industries.

Our research team remains highly focused on identifying the most attractive risk/reward opportunities following the market sell-off. We strongly believe in the long-term outlook for companies held in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018
	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	-14.70%	-17.33%	-17.35%
One Year	-10.71	-9.31	-11.01
Five Year	1.11	5.13	4.41
Ten Year	10.73	13.52	11.97
Since Inception	9.28	7.55	8.73
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/18:	$44.44 Per Share
Net Asset Value 6/30/18:	$57.18 Per Share
Total Net Assets:	$83.0 Million
Weighted Average Market Cap:	$6.3 Billion

TOP 10 HOLDINGS

    1. Paycom Software, Inc.

    2. Waste Connections, Inc.

    3. Euronet Worldwide, Inc.

    4. Arista Networks, Inc.

    5. Booz Allen Hamilton Holding Corp.

    6. Take-Two Interactive Software, Inc.

    7. Ultimate Software Group, Inc.

    8. PTC, Inc.

    9. Sarepta Therapeutics, Inc.

  10. SVB Financial Group

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Small Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.4%
Commercial Services - 4.8%
ASGN, Inc. *	21,250	1,158,125
Booz Allen Hamilton Holding Corp.	40,100	1,807,307
Brink’s Co.	13,300	859,845
Deluxe Corp.	5,000	192,200

		4,017,477

Communications - 0.9%
Shenandoah Telecommunications Co.	16,100	712,425

Consumer Durables - 4.4%
Acushnet Holdings Corp.	28,200	594,174
Ethan Allen Interiors, Inc.	22,600	397,534
Snap-On, Inc.	2,000	290,580
Take-Two Interactive Software, Inc. *	17,100	1,760,274
Thor Industries, Inc.	11,200	582,400

		3,624,962

Consumer Non-Durables - 0.8%
Primo Water Corp. *	49,000	686,490

Consumer Services - 9.5%
Adtalem Global Education, Inc. *	12,725	602,147
Cinemark Holdings, Inc.	25,200	902,160
Dunkin’ Brands Group, Inc.	14,700	942,564
Grand Canyon Education, Inc. *	7,500	721,050
Nexstar Media Group, Inc.	13,775	1,083,266
Service Corp. International	28,600	1,151,436
Strategic Education, Inc.	6,803	771,596
Vail Resorts, Inc.	5,000	1,054,100
Weight Watchers International, Inc. *	16,100	620,655

		7,848,974

Electronic Technology - 7.9%
Arista Networks, Inc. *	8,700	1,833,090
Cabot Microelectronics Corp.	7,475	712,741
Ciena Corp. *	19,650	666,332
MKS Instruments, Inc.	15,750	1,017,608
Monolithic Power Systems, Inc.	10,200	1,185,750
Skyworks Solutions, Inc.	17,300	1,159,446

		6,574,967

Energy Minerals - 1.2%
Delek US Holdings, Inc.	9,800	318,598
Marathon Petroleum Corp.	11,926	703,753

		1,022,351

Finance - 7.3%
Affiliated Managers Group, Inc.	4,300	418,992
Axis Capital Holdings, Ltd.	12,500	645,500
East West Bancorp, Inc.	10,100	439,653
First Republic Bank	6,400	556,160
Legg Mason, Inc.	31,800	811,218

Name of Issuer	Quantity	Fair Value ($)

PacWest Bancorp	23,600	785,408
Physicians Realty Trust	30,500	488,915
SVB Financial Group *	6,400	1,215,488
Western Alliance Bancorp *	8,700	343,563
Wintrust Financial Corp.	5,700	378,993

		6,083,890

Health Services - 2.1%
Encompass Health Corp.	14,600	900,820
Healthcare Services Group, Inc.	21,690	871,504

		1,772,324

Health Technology - 14.4%
Align Technology, Inc. *	4,650	973,849
Bio-Techne Corp.	5,400	781,488
Catalent, Inc. *	12,350	385,073
Corcept Therapeutics, Inc. *	68,100	909,816
Exact Sciences Corp. *	18,900	1,192,590
Insulet Corp. *	10,100	801,132
iRhythmTechnologies, Inc. *	8,000	555,840
Kindred Biosciences, Inc. *	49,775	545,036
PerkinElmer, Inc.	8,400	659,820
RA Medical Systems, Inc. *	23,700	188,415
Sarepta Therapeutics, Inc. *	13,400	1,462,342
STERIS,PLC	10,200	1,089,870
Supernus Pharmaceuticals, Inc. *	17,100	568,062
T2 Biosystems, Inc. *	123,000	370,230
West Pharmaceutical Services, Inc.	5,000	490,150
Wright Medical Group NV *	35,900	977,198

		11,950,911

Industrial Services - 6.0%
Advanced Disposal Services, Inc. *	48,100	1,151,514
EMCOR Group, Inc.	18,700	1,116,203
KBR, Inc.	43,500	660,330
Waste Connections, Inc.	27,400	2,034,450

		4,962,497

Process Industries - 3.3%
Apogee Enterprises, Inc.	22,100	659,685
Domtar Corp.	15,800	555,054
Rayonier Advanced Materials, Inc.	48,300	514,395
Scotts Miracle-Gro Co.	16,800	1,032,528

		2,761,662

Producer Manufacturing - 9.3%
Anixter International, Inc. *	13,400	727,754
Applied Industrial Technologies, Inc.	12,115	653,483
Crane Co.	13,600	981,648
Hubbell, Inc.	10,000	993,400
IDEX Corp.	8,100	1,022,706
Lincoln Electric Holdings, Inc.	9,600	756,960
MSA Safety, Inc.	12,700	1,197,229

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Oshkosh Corp.	13,800	846,078
Watsco, Inc.	4,000	556,560

		7,735,818

Retail Trade - 2.6%
Camping World Holdings, Inc.	38,250	438,727
Casey’s General Stores, Inc.	4,300	551,002
Ulta Beauty, Inc. *	4,650	1,138,506

		2,128,235

Technology Services - 18.3%
ANSYS, Inc. *	4,900	700,406
Aspen Technology, Inc. *	14,500	1,191,610
Blackbaud, Inc.	6,700	421,430
Euronet Worldwide, Inc. *	18,300	1,873,554
Eventbrite, Inc. *	15,600	433,836
Globant SA *	17,750	999,680
GoDaddy, Inc. *	12,550	823,531
Guidewire Software, Inc. *	11,700	938,691
HubSpot, Inc. *	8,750	1,100,138
Paycom Software, Inc. *	18,300	2,240,835
PTC, Inc. *	19,300	1,599,970
Qualys, Inc. *	9,450	706,293
Talend SA, ADR *	14,000	519,120
Ultimate Software Group, Inc. *	6,675	1,634,507

		15,183,601

Name of Issuer	Quantity	Fair Value ($)

Transportation - 3.0%
Alaska Air Group, Inc.	11,500	699,775
Atlas Air Worldwide Holdings, Inc. *	14,800	624,412
Golar LNG, Ltd.	30,100	654,976
Knight-Swift Transportation Holdings, Inc.	20,700	518,949

		2,498,112

Utilities - 1.6%
Covanta Holding Corp.	24,600	330,132
Fortis, Inc.	12,107	403,890
Spire, Inc.	7,525	557,452

		1,291,474

Total Common Stocks (cost: $64,794,894)		80,856,170

Short-Term Securities - 2.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	2,258,222	2,258,222

(cost: $2,258,222)
Total Investments in Securities - 100.1% (cost: $67,053,116)		83,114,392
Other Assets and Liabilities, net - (0.1%)		(85,887)

Total Net Assets - 100.0%		$83,028,505

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	80,856,170	—	—	80,856,170
Short-Term Securities	2,258,222	—	—	2,258,222
Total:	83,114,392	—	—	83,114,392

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2018	39

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the six-month period ended December 31, 2018, the Sit International Growth Fund generated a return of -13.37% versus the MSCI EAFE Growth Index total return of -12.01%. While stock selection and currency were flat to the Fund’s return, industry allocation detracted from relative performance in last half of 2018. Notably, the over-weight position in the technology and underweight position in the pharmaceutical industries had the largest negative impact on the Fund. This was only partially offset by the cash holding. Regionally, North America was the only positive contributor with Europe being the largest detractor to relative performance.

Decoupled global growth, increased trade tensions, and a stronger euro have contributed to diminished prospects for the Euro Area’s trade-sensitive economy, with GDP growth projected to moderate to +1.9 percent in 2018 and +1.5 percent in 2019. Domestic demand has been buoyed by a tightening labor market, improving wage growth, and elevated consumer confidence. However, elevated policy uncertainty and weaker exports are dampening business optimism and capital spending. Despite benign inflation and slowing growth, the European Central Bank recently ended net asset purchases under its quantitative easing program. Brexit-related and European Parliament election uncertainties are near-term headwinds.

Within the Far East, Japan faces a more challenging economic backdrop in 2019, especially as slowing growth abroad and heightened trade tensions threaten exports. Moderating export data and purchasing managers’ surveys, suggest difficulties abroad are beginning to weigh on the economy. An amicable trade outcome between the U.S. and China, Japan’s two largest trade partners, would considerably improve the outlook. In China, escalating trade tensions, slowing global economic growth, higher interest rates, stronger U.S. dollar, and rising foreign currency debt remain overhangs. The Chinese government is expected to introduce more stimulus and policy support for the slowing economy amid uncertainties on the trade front.

The Fund is underweight Japanese securities as preference lies with European and Asian (ex-Japan) stocks. We see modest gains in European economies but believe the political and monetary headwinds will likely keep equities somewhat contained. We prefer mainland companies in Europe versus UK stocks as Brexit uncertainty could loom well into 2019. We remain cautious on Chinese stocks given ongoing economic and policy uncertainty and despite recent positive developments, U.S.-China trade negotiations remain a significant

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

cant risk. We anticipate a continued challenging environment for Japanese equities as the growth backdrop becomes more uncertain overseas and the coming consumption tax hike presents notable risks to already sluggish domestic demand.

Given that we are in a period of evolving uncertainty, we believe it is best to maintain diversified portfolios and invest in high-quality growth stocks that have both secular and/or niche growth drivers. With the recent downturn in global equity markets, we are opportunistically increasing exposure to securities where we believe the correction has been overdone. We are hopeful that a trade agreement between the U.S. and China will be positive for all equity markets and believe Asian and U.S. equities will benefit most from an agreement.

Roger J. Sit	Tasha M. Murdoff
Portfolio Managers

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2018
	Sit International Growth Fund	MSCI EAFE Index [1]	MSCI EAFE Growth Index [2]

Six Month	-13.37%	-11.35%	-12.01%
One Year	-16.27	-13.79	-12.83
Five Year	-1.31	0.53	1.62
Ten Year	5.01	6.32	7.07
Since Inception	3.36	4.85	3.97
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	65.0%	60.2%
Asia	24.5	39.3
North America	8.5	—
Africa/Middle East	—	0.5
Cash & Other Net Assets	2.0	—

Based on total net assets as of December 31, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/18:	$14.33 Per Share
Net Asset Value 6/30/18:	$16.75 Per Share
Total Net Assets:	$19.8 Million
Weighted Average Market Cap:	$71.7 Billion

TOP 10 HOLDINGS

    1. Nestle SA

    2. Royal Dutch Shell, PLC, ADR

    3. Safran SA

    4. Allianz SE

    5. Reckitt Benckiser Group, PLC

    6. Diageo, PLC, ADR

    7. Waste Connections, Inc.

    8. Iberdrola SA

    9. RELX, PLC

  10. Suzuki Motor Corp.

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit International Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.5%
Asia - 23.0%
Australia - 2.4%
Amcor, Ltd.	12,100	112,925
Rio Tinto, PLC, ADR	4,400	213,312
Westpac Banking Corp., ADR	8,300	145,001

		471,238

China/Hong Kong - 8.3%
AIA Group, Ltd.	32,200	267,288
Alibaba Group Holding, Ltd., ADR *	2,350	322,115
Baidu, Inc., ADR *	950	150,670
HSBC Holdings, PLC, ADR	6,225	255,910
Ping An Insurance Group Co. of China, Ltd.	33,500	295,834
Tencent Holdings, Ltd.	9,000	360,896

		1,652,713

Japan - 8.8%
Keyence Corp.	600	304,804
Makita Corp.	5,200	185,265
Mitsubishi UFJ Financial Group, Inc., ADR	43,000	209,410
Nintendo Co., Ltd.	1,000	267,187
Secom Co., Ltd.	1,300	108,099
Sony Corp., ADR	6,300	304,164
Suzuki Motor Corp.	7,300	370,778

		1,749,707

Singapore - 1.4%
DBS Group Holdings, Ltd.	15,600	271,150

South Korea - 2.1%
LG Chem, Ltd.	550	171,043
Samsung Electronics Co., Ltd., GDR	285	247,095

		418,138

Europe - 65.0%
Belgium - 0.5%
Anheuser-Busch InBev NV, ADR	1,370	90,160

Denmark - 1.1%
Coloplast A/S	1,346	124,964
Danske Bank A/S	5,100	100,881

		225,845

Finland - 0.8%
Nokia OYJ, ADR	28,600	166,452

France - 8.4%
AXA SA	11,750	253,877
BNP Paribas SA	5,720	258,707
Dassault Systemes SA	2,925	347,532
Safran SA	3,900	470,972
Schneider Electric SE	5,000	342,121

		1,673,209

Name of Issuer	Quantity	Fair Value ($)

Germany - 9.1%
adidas AG	1,630	340,646
Allianz SE	2,250	451,500
Aurelius SE & Co.	4,660	169,359
Bayer AG	5,300	367,749
Deutsche Post AG	5,400	147,932
Siemens AG	2,900	323,562

		1,800,748

Ireland - 1.0%
CRH, PLC, ADR	7,400	194,990

Luxembourg - 1.2%
Globant SA *	4,350	244,992

Netherlands - 5.3%
ASML Holding NV	1,700	264,554
ING Groep NV	27,400	295,414
Koninklijke Philips NV	5,750	201,883
LyondellBasell Industries NV	3,500	291,060

		1,052,911

Spain - 3.3%
Iberdrola SA	50,000	402,044
Industria de Diseno Textil SA	9,950	254,795

		656,839

Sweden - 1.9%
Hexagon AB	5,200	239,379
Nordea Bank ABP	17,000	143,052

		382,431

Switzerland - 10.1%
Garmin, Ltd.	2,500	158,300
Interroll Holding AG	120	177,271
Nestle SA	8,200	665,744
Novartis AG	4,325	369,797
Partners Group Holding AG	300	181,911
Roche Holding AG	1,320	326,878
Zurich Insurance Group AG	380	113,316

		1,993,217

United Kingdom - 22.3%
Ashtead Group, PLC	9,600	200,306
AstraZeneca, PLC, ADR	1,300	49,374
Atlassian Corp., PLC *	3,725	331,450
Babcock International Group, PLC	25,300	157,786
BAE Systems, PLC	37,500	219,486
British American Tobacco, PLC	3,100	98,781
Carnival Corp.	4,800	236,640
Cineworld Group, PLC	99,500	333,797
Coca-Cola European Partners, PLC	5,400	247,590
Diageo, PLC, ADR	3,075	436,035
DS Smith, PLC	50,600	193,033

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Just Eat, PLC *	18,500	138,368
Prudential, PLC	12,200	218,013
Reckitt Benckiser Group, PLC	5,800	444,522
RELX, PLC	18,400	378,840
Royal Dutch Shell, PLC, ADR - Class A	4,500	262,215
Royal Dutch Shell, PLC, ADR - Class B	3,700	221,778
STERIS,PLC	2,300	245,755

		4,413,769

North America - 8.5%
Canada - 4.5%
Alimentation Couche-Tard, Inc.	2,600	129,333
Suncor Energy, Inc.	13,100	366,407
Waste Connections, Inc.	5,450	404,662

		900,402

United States - 4.0%
Booking Holdings, Inc. *	100	172,242
Broadcom, Inc.	1,025	260,637
Euronet Worldwide, Inc. *	3,475	355,771

		788,650

Total Common Stocks (cost: $18,646,830)		19,147,561

Investment Companies - 1.5%
iShares MSCI India ETF	8,700	290,058

(cost: $258,887)
Short-Term Securities - 1.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	340,677	340,677

(cost: $340,677)

Total Investments in Securities - 99.7% (cost: $19,246,394)		19,778,296
Other Assets and Liabilities, net - 0.3%		62,733

Total Net Assets - 100.0%		$19,841,029

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2018	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Australia	471,238	—	—	471,238
Belgium	90,160	—	—	90,160
Canada	900,402	—	—	900,402
China/Hong Kong	1,652,713	—	—	1,652,713
Denmark	225,845	—	—	225,845
Finland	166,452	—	—	166,452
France	1,673,209	—	—	1,673,209
Germany	1,800,748	—	—	1,800,748
Ireland	194,990	—	—	194,990
Japan	1,749,707	—	—	1,749,707
Luxembourg	244,992	—	—	244,992
Netherlands	1,052,911	—	—	1,052,911
Singapore	271,150	—	—	271,150
South Korea	418,138	—	—	418,138
Spain	656,839	—	—	656,839
Sweden	382,431	—	—	382,431
Switzerland	1,993,217	—	—	1,993,217
United Kingdom	4,413,769	—	—	4,413,769
United States	788,650	—	—	788,650
Investment Companies	290,058	—	—	290,058
Short-Term Securities	340,677	—	—	340,677

Total:	19,778,296	—	—	19,778,296

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2018	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund declined -15.04% for the six-month period ended December 31, 2018, underperforming the MSCI Emerging Markets Index’s -9.71% return. The information technology (NICE, Broadcom), Funds (iShares MSCI India ETF), and cash sectors helped contribute to relative outperformance. Alternatively, the sectors of energy (GeoPark, China Petroleum), consumer discretionary (Ctrip, TAL Education, JD.com), and health care (CSPC Pharmaceutical) had negative relative contributions. EM stocks were battered on deteriorating PMI data, stronger U.S. dollar, volatile oil prices, tightening financial conditions, expanding current account deficits, and escalating U.S.-China trade tensions.

As China’s economic growth has slowed more than expected, more stimulus is forthcoming. Fiscal policy will involve further tax cuts and a rise in local government bond issuances. Monetary policy will also remain accommodative, with more cuts to the reserve requirement ratio. Our forecast 2019 GDP growth is +6.2%. We are encouraged by China’s efforts to de-escalate trade tensions following the Trump-Xi meeting at the recent G20 summit. India’s GDP is expected to expand +7.2% in fiscal 2019, supported by robust credit growth, consumption, and industrial production. For South Korea, GDP growth has moderated, on weaker investment, consumption, and exports. We expect South Korea’s economy to grow +2.6% this year on consumption and positive U.S.-China trade resolution. In Brazil, President Jair Bolsonaro faces the dual challenges of high public debt and sluggish growth. Given his support in Congress is limited, he may not be able to pass the requisite legislation, resulting in a slow economic recovery of +2.2% in 2019. Mexico economic growth is forecast at +2.0% in 2019, on domestic demand, yet a slower growing U.S. economy could weigh on growth.

For investment strategy, we prefer Asia ex-Japan, on expectations of a favorable U.S.-China trade agreement. We remain cautious on Chinese stocks given ongoing economic and policy uncertainty. We like stocks levered to the “new economy,” where fundamentals are solid. We also own pharmaceutical and gas utility stocks. We are positive on India and have investments in sectors that are economic beneficiaries (consumer, financials, information services, and energy). In South Korea, as export growth has slowed, our holdings are in domestic consumer and secular growth themes. Our investments

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

are primarily in the technology, financial, consumer, pharmaceutical, and materials sectors.

In Latin America, we are underweight Brazil and Mexico, as economic growth has been slower-than-expected and there are political risks from the new presidents’ referendums. The Brazil consumer sector should see better results as the economy improves. We also like financials, as earnings will improve as interest rates move upwards. In Maxico, President Andres Manuel Lopez Obrador’s scrapping of the Mexico City $13.3 billion airport shook investor confidence. We favor consumer stocks, which will benefit from the increase in the minimum wage. For the EM portfolio, we prefer companies with solid earnings growth/balance sheets, attractive valuations, and improving fundamentals.

Roger J. Sit         Raymond E. Sit

Portfolio Manager

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN
as of December 31, 2018
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
Six Month	-15.04%	-9.71%	-13.81%
One Year	-14.75	-16.64	-19.55
Five Year	-0.38	-0.75	1.02
Ten Year	5.94	5.47	7.04
Since Inception (7/1/94)	3.64	2.90	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	74.8%	73.3%
Africa/Middle East	11.4	8.2
Latin America	7.4	12.2
North America	2.2	—
Europe	0.9	6.3
Cash & Other Net Assets	3.3	—

Based on total net assets as of December 31, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/18:	$14.41 Per Share
Net Asset Value 6/30/18:	$17.25 Per Share
Total Net Assets:	$9.2 Million
Weighted Average Market Cap:	$79.8 Billion

TOP 10 HOLDINGS

1. Tencent Holdings, Ltd.
2. Samsung Electronics Co., Ltd.
3. Alibaba Group Holding, Ltd., ADR
4. iShares MSCI India ETF
5. NICE Systems, Ltd., ADR
6. China Construction Bank Corp.
7. Naspers, Ltd.
8. HDFC Bank, Ltd., ADR
9. Taiwan Semiconductor Co.
10. TAL Education Group, ADR

Based on total net assets as of December 31, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2018. Subject to change.

DECEMBER 31, 2018	47

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2018

Sit Developing Markets Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 92.7%
Africa/Middle East - 11.4%
Israel - 3.5%
NICE Systems, Ltd., ADR *	3,000	324,630

South Africa - 7.9%
Bid Corp., Ltd.	13,200	243,128
Bidvest Group, Ltd.	5,525	79,433
Naspers, Ltd.	1,425	286,463
Sasol, Ltd., ADR	4,200	123,018

		732,042

Asia - 70.8%
Australia - 1.3%
Rio Tinto, PLC, ADR	2,475	119,988

China/Hong Kong - 36.9%
AIA Group, Ltd.	21,400	177,639
Alibaba Group Holding, Ltd., ADR *	2,875	394,076
Baidu, Inc., ADR *	1,125	178,425
China Construction Bank Corp.	359,000	296,168
China Life Insurance Co., Ltd., ADR	8,900	93,361
China Mengniu Dairy Co., Ltd.	56,000	174,497
China Petroleum & Chemical Corp., ADR	3,100	218,860
CNOOC, Ltd., ADR	300	45,735
CSPC Pharmaceutical Group, Ltd.	120,000	173,169
ENN Energy Holdings, Ltd.	28,000	248,337
Hong Kong Exchanges & Clearing, Ltd.	4,300	124,434
JD.com, Inc., ADR *	4,450	93,138
PetroChina Co., Ltd., ADR	700	43,085
Ping An Insurance Group Co. of China, Ltd.	17,000	150,124
Sinopharm Group Co., Ltd.	44,900	188,648
TAL Education Group, ADR *	10,300	274,804
Tencent Holdings, Ltd.	11,400	457,136
WH Group, Ltd.	104,000	80,087

		3,411,723

India - 3.0%
HDFC Bank, Ltd., ADR	2,675	277,103

Indonesia - 2.5%
Astra International Tbk PT	176,000	100,668
XL Axiata Tbk PT *	948,800	130,641

		231,309

Japan - 2.4%
Suzuki Motor Corp.	4,300	218,403

Singapore - 2.7%
DBS Group Holdings, Ltd.	14,500	252,031

South Korea - 13.0%
E-Mart Co., Inc.	1,200	196,272
LG Chem, Ltd.	450	139,944
Medy-Tox, Inc.	360	186,420

Name of Issuer	Quantity	Fair Value ($)

Samsung Electronics Co., Ltd.	12,250	424,875
Shinhan Financial Group Co., Ltd. *	7,200	255,530

		1,203,041

Taiwan - 7.5%
Cathay Financial Holding Co., Ltd.	82,085	125,516
Hon Hai Precision Industry Co., Ltd., GDR	22,160	103,288
President Chain Store Corp.	16,000	161,890
Taiwan Semiconductor Co.	37,482	274,984
Taiwan Semiconductor Co., ADR	600	22,146

		687,824

Thailand - 1.5%
Bangkok Bank PCL	21,200	134,779

Europe - 0.9%
Luxembourg - 0.9%
Globant SA *	1,400	78,848

Latin America - 7.4%
Brazil - 2.5%
Ambev SA, ADR	10,800	42,336
Banco Bradesco SA	19,003	189,503

		231,839

Chile - 3.6%
Banco Santander Chile, ADR	4,700	140,530
Geopark, Ltd. *	14,100	194,862

		335,392

Peru - 1.3%
Southern Copper Corp.	3,900	120,003

North America - 2.2%
United States - 2.2%
Broadcom, Inc.	550	139,854
Skyworks Solutions, Inc.	925	61,993

		201,847

Total Common Stocks (cost: $7,163,340)		8,560,802

Investment Companies - 4.0%
iShares MSCI India ETF	11,100	370,074

(cost: $334,045)

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 3.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.25%	304,747	304,747

(cost: $304,747)

Total Investments in Securities - 100.0% (cost: $7,802,132)		9,235,623
Other Assets and Liabilities, net - 0.0%		3,421

Total Net Assets - 100.0%		$9,239,044

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	119,988	—	—	119,988
Brazil	231,839	—	—	231,839
Chile	335,392	—	—	335,392
China/Hong Kong	3,411,723	—	—	3,411,723
India	277,103	—	—	277,103
Indonesia	231,309	—	—	231,309
Israel	324,630	—	—	324,630
Japan	218,403	—	—	218,403
Luxembourg	78,848	—	—	78,848
Peru	120,003	—	—	120,003
Singapore	252,031	—	—	252,031
South Africa	732,042	—	—	732,042
South Korea	1,203,041	—	—	1,203,041
Taiwan	687,824	—	—	687,824
Thailand	134,779	—	—	134,779
United States	201,847	—	—	201,847
Investment Companies	370,074	—	—	370,074
Short-Term Securities	304,747	—	—	304,747
Total:	9,235,623	—	—	9,235,623

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2018	49

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2018

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$30,093,355	$445,584,475	$26,036,545

Investments in securities, at fair value - see accompanying schedule for detail	$33,300,871	$461,699,430	$29,437,770
Cash in bank on demand deposit	264	—	—
Accrued interest and dividends receivable	102,302	1,036,913	72,614
Receivable for investment securities sold	—	4,723,756	—
Receivable for Fund shares sold	72,825	336,697	637

Total assets	33,476,262	467,796,796	29,511,021

LIABILITIES
Disbursements in excess of cash balances	—	1,122,553	8
Payable for investment securities purchased	461,283	903,918	—
Payable for Fund shares redeemed	2,927	3,307,016	—
Accrued investment management fees and advisory fees	30,675	414,850	25,495
Accrued 12b-1 fees (Class S)	—	9,245	612

Total liabilities	494,885	5,757,582	26,115

Net assets applicable to outstanding capital stock	$32,981,377	$462,039,214	$29,484,906

Net assets consist of:
Capital (par value and paid-in surplus)	$28,354,147	$413,224,356	$26,995,267
Total distributable earnings (loss), including unrealized appreciation (depreciation)	4,627,230	48,814,858	2,489,639

	$32,981,377	$462,039,214	$29,484,906

Outstanding shares:
Common Shares (Class I) *	1,479,238	33,586,779	1,889,119

Common Shares (Class S) *	—	3,243,051	198,128

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$32,981,377	$421,530,554	$26,686,742

Common Shares (Class S) *	—	40,508,660	2,798,164

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$22.30	$12.55	$14.13

Common Shares (Class S) *	—	$12.49	$14.12

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$62,835,430	$4,837,835	$93,695,429	$15,044,006	$67,053,116	$19,246,394	$7,802,132

$105,015,749	$5,413,345	$138,774,703	$14,718,628	$83,114,392	$19,778,296	$9,235,623
—	—	—	5	—	41	—
59,982	8,215	66,062	27,976	70,633	78,286	19,119
467,428	—	—	56,270	—	80,224	—
123,234	19	33,979	51	6,446	1,929	2,566

105,666,393	5,421,579	138,874,744	14,802,930	83,191,471	19,938,776	9,257,308

—	—	—	—	—	—	—
—	—	—	59,993	—	71,839	—
510,735	—	267,407	—	52,341	—	7,176
93,074	4,691	151,991	13,126	110,625	25,908	11,088
—	540	—	734	—	—	—

603,809	5,231	419,398	73,853	162,966	97,747	18,264

$105,062,584	$5,416,348	$138,455,346	$14,729,077	$83,028,505	$19,841,029	$9,239,044

$60,845,771	$4,882,568	$91,707,572	$15,143,804	$66,120,305	$19,930,309	$7,818,409

44,216,813	533,780	46,747,774	(414,727)	16,908,200	(89,280)	1,420,635

$105,062,584	$5,416,348	$138,455,346	$14,729,077	$83,028,505	$19,841,029	$9,239,044

2,946,004	255,931	9,144,668	1,134,348	1,868,291	1,384,330	641,023

—	219,631	—	329,709	—	—	—

$105,062,584	$2,918,352	$138,455,346	$11,412,261	$83,028,505	$19,841,029	$9,239,044

—	2,497,996	—	3,316,816	—	—	—

$35.66	$11.40	$15.14	$10.06	$44.44	$14.33	$14.41

—	$11.37	—	$10.06	—	—	—

DECEMBER 31, 2018	51

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2018

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$205,816	$15,145,063	$391,498
Interest	249,605	72,205	11,216

Total income	455,421	15,217,268	402,714

Expenses (note 4):
Investment management and advisory service fee	194,110	4,662,242	204,490
12b-1 fees (Class S)	—	63,326	4,040

Total expenses	194,110	4,725,568	208,530

Less fees and expenses waived by investment adviser	—	(1,398,673)	(40,898)

Total net expenses	194,110	3,326,895	167,632

Net investment income (loss)	261,311	11,890,373	235,082

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	1,451,796	67,774,848	28,006
Net realized gain (loss) on foreign currency transactions	—	—	(1,327)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,416,726)	(127,261,932)	(2,090,819)

Net gain (loss)	(1,964,930)	(59,487,084)	(2,064,140)

Net increase (decrease) in net assets resulting from operations	($1,703,619)	($47,596,711)	($1,829,058)

* Foreign taxes withheld on dividends received	—	$61,886	$7,961

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$830,591	$57,343	$870,225	$203,346	$490,431	$163,047	$94,432
12,240	2,250	34,935	8,125	29,726	4,537	3,402

842,831	59,593	905,160	211,471	520,157	167,584	97,834

606,512	36,785	1,002,506	112,840	746,757	171,768	103,484
—	3,390	—	4,841	—	—	—

606,512	40,175	1,002,506	117,681	746,757	171,768	103,484

—	(7,357)	—	(22,568)	—	—	(31,045)

606,512	32,818	1,002,506	95,113	746,757	171,768	72,439

236,319	26,775	(97,346)	116,358	(226,600)	(4,184)	25,395

4,951,138	5,639	8,520,763	271,706	4,619,947	200,285	49,433
—	4	54	—	—	(3,538)	135

(13,704,691)	(420,291)	(24,306,055)	(3,299,881)	(18,800,909)	(3,311,544)	(1,761,583)

(8,753,553)	(414,648)	(15,785,238)	(3,028,175)	(14,180,962)	(3,114,797)	(1,712,015)

($8,517,234)	($387,873)	($15,882,584)	($2,911,817)	($14,407,562)	($3,118,981)	($1,686,620)

—	$1,329	$2,572	$2,031	$2,437	$10,724	$13,339

DECEMBER 31, 2018	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund			Sit Dividend Growth Fund

	Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018		Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018
Operations:
Net investment income	$261,311	$303,300		$11,890,373	$15,673,656
Net realized gain (loss) on investments and foreign currency transactions	1,451,796	715,577		67,774,848	109,763,327
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(3,416,726)	1,390,249		(127,261,932)	(22,458,367)

Net increase (decrease) in net assets resulting from operations	(1,703,619)	2,409,126		(47,596,711)	102,978,616

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(685,301)	(1,313,844	) [1]	(103,879,468)	(105,434,233	) [1]
Common shares (Class S)	—	—		(8,679,181)	(6,712,578	) [1]

Total distributions	(685,301)	(1,313,844)		(112,558,649)	(112,146,811)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	5,894,719	13,977,591		55,224,155	257,170,063
Common shares (Class S)	—	—		1,235,225	2,307,028
Reinvested distributions
Common shares (Class I)	673,361	1,299,020		100,283,171	42,771,565
Common shares (Class S)	—	—		8,580,189	6,677,009
Payments for shares redeemed
Common shares (Class I)	(8,738,645)	(4,072,712)		(503,990,995)	(388,508,155)
Common shares (Class S)	—	—		(9,051,901)	(22,533,051)

Increase (decrease) in net assets from capital transactions	(2,170,565)	11,203,899		(347,720,156)	(102,115,541)

Total increase (decrease) in net assets	(4,559,485)	12,299,181		(507,875,516)	(111,283,736)

Net assets:
Beginning of period	37,540,862	25,241,681		969,914,730	1,081,198,466

End of period [2]	$32,981,377	$37,540,862		$462,039,214	$969,914,730

Capital transactions in shares:
Sold
Common shares (Class I)	246,306	584,716		3,333,229	14,996,753
Common shares (Class S)	—	—		74,406	134,409
Reinvested distributions
Common shares (Class I)	29,736	55,504		7,786,512	2,542,673
Common shares (Class S)	—	—		676,535	398,231
Redeemed
Common shares (Class I)	(376,504)	(171,981)		(32,585,989)	(22,672,863)
Common shares (Class S)	—	—		(598,118)	(1,325,718)

Net increase (decrease)	(100,462)	468,239		(21,313,425)	(5,926,515)

[1]

For the year ended June 30, 2018, the distributions to shareholders from net investment income for Balanced Fund was $307,000, Dividend Growth Fund for Class I $14,508,065 and Class S was $767,936, Global Dividend Growth Fund Class I was $431,455 and Class S was $44,545, Large Cap Growth Fund was $460,000 and ESG Growth Fund Class I was $27,776 and Class S was $21,224. Distributions from net realized long-term gains for Balanced Fund was $1,006,844, Dividend Growth Fund for Class I was $90,926,168 and Class S was $5,944,642 and Large Cap Growth Fund was $12,334,121.

[2]	Effective December 31, 2018, the Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income.

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund			Sit Large Cap Growth Fund			Sit ESG Growth Fund
Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018		Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018		Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018

$235,082	$558,373		$236,319	$359,089		$26,775	$64,388
26,679	(27,715)		4,951,138	9,803,393		5,643	9,914
(2,090,819)	1,347,979		(13,704,691)	8,347,786		(420,291)	442,491

(1,829,058)	1,878,637		(8,517,234)	18,510,268		(387,873)	516,793

(405,383)	(431,455	) [1]	(9,934,663)	(12,794,121	) [1]	(40,551)	(27,776	) [1]
(38,619)	(44,545	) [1]	—	—		(31,449)	(21,224	) [1]

(444,002)	(476,000)		(9,934,663)	(12,794,121)		(72,000)	(49,000)

1,516,319	3,389,268		2,844,566	4,047,652		134,250	460,069
84,282	264,488		—	—		21,126	103,794

392,873	423,025		9,726,108	12,508,440		40,551	27,776
37,603	43,351		—	—		31,449	21,224

(1,938,667)	(1,892,026)		(7,848,540)	(17,099,902)		(46,615)	(39,541)
(358,212)	(504,237)		—	—		(5,309)	(10,055)

(265,802)	1,723,869		4,722,134	(543,810)		175,452	563,267

(2,538,862)	3,126,506		(13,729,763)	5,172,337		(284,421)	1,031,060

32,023,768	28,897,262		118,792,347	113,620,010		5,700,769	4,669,709

$29,484,906	$32,023,768		$105,062,584	$118,792,347		$5,416,348	$5,700,769

99,006	220,714		66,212	95,043		10,362	38,636
5,684	17,327		—	—		1,765	8,819

26,108	27,818		272,975	305,905		3,576	2,227
2,495	2,858		—	—		2,781	1,703

(124,454)	(122,055)		(194,673)	(401,061)		(3,748)	(3,175)
(23,269)	(32,356)		—	—		(418)	(831)

(14,430)	114,306		144,514	(113)		14,318	47,379

DECEMBER 31, 2018	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund			Sit Small Cap Dividend Growth Fund
	Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018		Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018
Operations:
Net investment income (loss)	($97,346)	($273,200)		$116,358	$160,182
Net realized gain (loss) on investments and foreign currency transactions	8,520,817	11,316,697		271,706	147,242
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(24,306,055)	3,389,179		(3,299,881)	1,009,916

Net increase (decrease) in net assets resulting from operations	(15,882,584)	14,432,676		(2,911,817)	1,317,340

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(15,426,149)	(6,522,336	) [3]	(275,162)	(131,227	) [3]
Common shares (Class S)	—	—		(70,454)	(26,774	) [3]

Total distributions	(15,426,149)	(6,522,336)		(345,616)	(158,001)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,224,873	1,789,391		290,984	2,273,483
Common shares (Class S)	—	—		197,115	401,124
Reinvested distributions
Common shares (Class I)	14,750,446	6,256,872		262,852	126,798
Common shares (Class S)	—	—		66,705	25,507
Payments for shares redeemed
Common shares (Class I)	(4,711,844)	(13,760,901)		(1,197,327)	(1,428,797)
Common shares (Class S)	—	—		(113,001)	(254,831)

Increase (decrease) in net assets from capital transactions	11,263,475	(5,714,638)		(492,672)	1,143,284

Total increase (decrease) in net assets	(20,045,258)	2,195,702		(3,750,105)	2,302,623

Net assets:
Beginning of period	158,500,604	156,304,902		18,479,182	16,176,559

End of period [4]	$138,455,346	$158,500,604		$14,729,077	$18,479,182

Capital transactions in shares:
Sold
Common shares (Class I)	64,085	95,657		23,589	188,888
Common shares (Class S)	—	—		16,474	33,509
Reinvested distributions
Common shares (Class I)	980,096	339,494		24,851	10,585
Common shares (Class S)	—	—		6,369	2,130
Redeemed
Common shares (Class I)	(258,989)	(732,496)		(103,675)	(118,928)
Common shares (Class S)	—	—		(9,725)	(21,133)

Net increase (decrease)	785,192	(297,345)		(42,117)	95,051

[3]

For the year ended June 30, 2018, the distributions to shareholders from net investment income for Mid Cap Growth Fund was $4,961, Small Cap Dividend Growth Fund for Class I was $131,227 and Class S was $26,774 and International Growth Fund was $197,000. Distributions from net realized long-term gains for Mid Cap Growth Fund was $6,517,375, Small Cap Growth Fund was $6,111,266 and Developing Markets Growth Fund was $159,864.

[4]	Effective December 31, 2018, the Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income.

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund			Sit International Growth Fund			Sit Developing Markets Growth Fund
Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018		Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018		Six Months Ended December 31, 2018, (Unaudited)	Year Ended June 30, 2018

($226,600)	($492,326)		($4,184)	$268,511		$25,395	$22,333
4,619,947	7,258,496		196,747	124,375		49,568	384,271
(18,800,909)	4,613,433		(3,311,544)	465,273		(1,761,583)	1,009,318

(14,407,562)	11,379,603		(3,118,981)	858,159		(1,686,620)	1,415,922

(7,455,033)	(6,111,266	) [3]	(245,338)	(197,000	) [3]	(152,148)	(159,864	) [3]
—	—		—	—		—	—

(7,455,033)	(6,111,266)		(245,338)	(197,000)		(152,148)	(159,864)

866,688	2,806,691		205,586	2,071,819		556,401	3,471,024
—	—		—	—		—	—

7,320,824	6,006,115		240,593	195,219		149,028	156,935
—	—		—	—		—	—

(3,334,639)	(4,859,660)		(1,115,973)	(1,671,069)		(654,999)	(3,417,750)
—	—		—	—		—	—

4,852,873	3,953,146		(669,794)	595,969		50,430	210,209

(17,009,722)	9,221,483		(4,034,113)	1,257,128		(1,788,338)	1,466,267

100,038,227	90,816,744		23,875,142	22,618,014		11,027,382	9,561,115

$83,028,505	$100,038,227		$19,841,029	$23,875,142		$9,239,044	$11,027,382

15,220	49,608		12,288	117,785		33,168	203,007
—	—		—	—		—	—

163,960	109,659		16,872	11,344		10,495	9,353
—	—		—	—		—	—

(60,390)	(85,821)		(69,894)	(97,719)		(42,056)	(200,671)
—	—		—	—		—	—

118,790	73,446		(40,734)	31,410		1,607	11,689

DECEMBER 31, 2018	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended
	December 31, 2018		Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$23.76	$22.71	$20.40	$21.54	$21.01	$18.42

Operations:
Net investment income [1]	0.16	0.25	0.25	0.26	0.25	0.27
Net realized and unrealized (losses)	(1.17)	1.96	2.29	0.04	1.16	2.58

Total from operations	(1.01)	2.21	2.54	0.30	1.41	2.85

Distributions to Shareholders:
From net investment income	(0.22)	(0.27)	(0.23)	(0.45)	(0.24)	(0.26)
From net realized gains	(0.23)	(0.89)	—	(0.99)	(0.64)	—

Total distributions	(0.45)	(1.16)	(0.23)	(1.44)	(0.88)	(0.26)

Net Asset Value:
End of period	$22.30	$23.76	$22.71	$20.40	$21.54	$21.01

Total investment return [2]	(4.24%)	9.84%	12.56%	1.47%	6.86%	15.58%

Net assets at end of period (000’s omitted)	$32,981	$37,541	$25,242	$23,511	$22,970	$15,645

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.35%	1.07%	1.18%	1.25%	1.17%	1.36%

Portfolio turnover rate (excluding short-term securities)	29.12%[4]	50.49%	50.31%	54.46%	47.49%	54.52%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Six Months Ended December 31, 2018	Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period.	$16.69	$16.88	$15.82	$17.40	$18.69	$16.35

Operations:
Net investment income [1]	0.22	0.26	0.24	0.26	0.25	0.26
Net realized and unrealized gains (losses)	(1.25)	1.49	2.09	0.32	0.92	2.96

Total from operations	(1.03)	1.75	2.33	0.58	1.17	3.22

Redemption fees [2]	—	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.34)	(0.26)	(0.23)	(0.32)	(0.25)	(0.25)
From net realized gains	(2.77)	(1.68)	(1.04)	(1.84)	(2.21)	(0.63)

Total distributions	(3.11)	(1.94)	(1.27)	(2.16)	(2.46)	(0.88)

Net Asset Value:
End of period	$12.55	$16.69	$16.88	$15.82	$17.40	$18.69

Total investment return [3]	(6.27%)	10.36%	15.41%	3.94%	6.39%	20.26%

Net assets at end of period (000’s omitted)	$421,531	$918,584	$1,015,920	$942,244	$955,460	$1,017,106

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%[5]	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver)	0.70%[5]	0.78%[5]	1.00%	1.00%	1.00%	1.00%
Net investment income (without waiver)	2.26%	1.31%	1.49%	1.64%	1.39%	1.50%
Net investment income (with waiver)	2.56%	1.53%	1.49%	1.64%	1.39%	1.50%

Portfolio turnover rate (excluding short-term securities)	27.21%[6]	68.38%	61.33%	75.94%	57.69%	44.36%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2018	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2018	Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$16.61	$16.81	$15.76	$17.34	$18.63	$16.29

Operations:
Net investment income [1]	0.19	0.22	0.20	0.22	0.21	0.22
Net realized and unrealized gains (losses)	(1.23)	1.47	2.08	0.32	0.91	2.96

Total from operations	(1.04)	1.69	2.28	0.54	1.12	3.18

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.31)	(0.21)	(0.19)	(0.28)	(0.20)	(0.21)
From net realized gains	(2.77)	(1.68)	(1.04)	(1.84)	(2.21)	(0.63)

Total distributions	(3.08)	(1.89)	(1.23)	(2.12)	(2.41)	(0.84)

Net Asset Value:
End of period	$12.49	$16.61	$16.81	$15.76	$17.34	$18.63

Total investment return [3]	(6.37%)	10.06%	15.11%	3.68%	6.13%	20.02%

Net assets at end of period (000’s omitted)	$40,509	$51,331	$65,278	$67,620	$82,959	$103,433

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	0.95%[5]	1.03%[5]	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	2.00%	1.06%	1.24%	1.39%	1.14%	1.25%
Net investment income (with waiver)	2.30%	1.28%	1.24%	1.39%	1.14%	1.25%

Portfolio turnover rate (excluding short-term securities)	27.21%[6]	68.38%	61.33%	75.94%	57.69%	44.36%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2018	Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$15.24	$14.54	$13.19	$14.80	$15.74	$14.27

Operations:
Net investment income [1]	0.11	0.27	0.22	0.21	0.20	0.23
Net realized and unrealized gains (losses)	(1.00)	0.67	1.34	(0.48)	0.13	2.09

Total from operations	(0.89)	0.94	1.56	(0.27)	0.33	2.32

Redemption fees	— [2]	—	— [2]	—	—	— [2]

Distributions to Shareholders:
From net investment income	(0.22)	(0.24)	(0.21)	(0.34)	(0.20)	(0.22)
From net realized gains	—	—	—	(1.00)	(1.07)	(0.63)

Total distributions	(0.22)	(0.24)	(0.21)	(1.34)	(1.27)	(0.85)

Net Asset Value:
End of period	$14.13	$15.24	$14.54	$13.19	$14.80	$15.74

Total investment return [3]	(5.95%)	6.46%	11.94%	(1.67%)	2.19%	16.76%

Net assets at end of period (000’s omitted)	$26,687	$28,778	$25,623	$22,333	$21,424	$21,467

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.06%[5]	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.21%	1.59%	1.63%	1.56%	1.33%	1.55%
Net investment income (with waiver)	1.46%	1.78%	1.63%	1.56%	1.33%	1.55%

Portfolio turnover rate (excluding short-term securities)	3.66%[6]	19.80%	32.04%	48.30%	75.06%	48.68%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2018	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2018	Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$15.22	$14.53	$13.18	$14.78	$15.72	$14.25

Operations:
Net investment income [1]	0.09	0.23	0.19	0.18	0.16	0.20
Net realized and unrealized gains (losses)	(1.00)	0.66	1.33	(0.48)	0.13	2.09

Total from operations	(0.91)	0.89	1.52	(0.30)	0.29	2.29

Redemption fees	—	—	—	—	—	— [2]

Distributions to Shareholders:
From net investment income	(0.19)	(0.20)	(0.17)	(0.30)	(0.16)	(0.19)
From net realized gains	—	—	—	(1.00)	(1.07)	(0.63)

Total distributions	(0.19)	(0.20)	(0.17)	(1.30)	(1.23)	(0.82)

Net Asset Value:
End of period	$14.12	$15.22	$14.53	$13.18	$14.78	$15.72

Total investment return [3]	(6.08%)	6.13%	11.67%	(1.89%)	2.00%	16.49%

Net assets at end of period (000’s omitted)	$2,798	$3,246	$3,274	$2,861	$3,451	$3,323

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.31%[5]	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.96%	1.33%	1.38%	1.31%	1.08%	1.30%
Net investment income (with waiver)	1.21%	1.52%	1.38%	1.31%	1.08%	1.30%

Portfolio turnover rate (excluding short-term securities)	3.66%[6]	19.80%	32.04%	48.30%	75.06%	48.68%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended December 31, 2018	Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$42.40	$40.56	$36.02	$47.21	$52.51	$47.53

Operations:
Net investment income [1]	0.08	0.13	0.21	0.18	0.20	0.29
Net realized and unrealized gains (losses)	(3.18)	6.55	7.07	(0.42)	5.04	10.23

Total from operations	(3.10)	6.68	7.28	(0.24)	5.24	10.52

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.15)	(0.17)	(0.19)	(1.44)	(0.24)	(0.39)
From net realized gains	(3.49)	(4.67)	(2.55)	(9.51)	(10.30)	(5.15)

Total distributions	(3.64)	(4.84)	(2.74)	(10.95)	(10.54)	(5.54)

Net Asset Value:
End of period	$35.66	$42.40	$40.56	$36.02	$47.21	$52.51

Total investment return [3]	(7.31%)	16.93%	21.18%	(0.89%)	10.62%	22.92%

Net assets at end of period (000’s omitted)	$105,063	$118,792	$113,620	$117,459	$144,807	$188,574

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.39%	0.30%	0.54%	0.44%	0.41%	0.57%

Portfolio turnover rate (excluding short-term securities)	6.72%[5]	15.20%	17.69%	20.05%	24.04%	27.34%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2018	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Six Months Ended December 31, 2018	Year Ended	Year Ended
	(Unaudited)	June 30, 2018	June 30, 2017 *

Net Asset Value:
Beginning of period	$12.37	$11.29	$10.00

Operations:
Net investment income [1]	0.06	0.16	0.11
Net realized and unrealized gains (losses)	(0.87)	1.03	1.20

Total from operations	(0.81)	1.19	1.31

Distributions to Shareholders:
From net investment income	(0.16)	(0.11)	(0.02)

Net Asset Value:
End of period	$11.40	$12.37	$11.29

Total investment return [2]	(6.54%)	10.57%	13.13%

Net assets at end of period (000’s omitted)	$2,918	$3,041	$2,349

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	0.77%	1.10%	1.01%
Net investment income (with waiver)	1.02%	1.29%	1.01%

Portfolio turnover rate (excluding short-term securities)	1.60%[5]	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit ESG Growth Fund

Class S	Six Months Ended December 31, 2018	Year Ended	Year Ended
	(Unaudited)	June 30, 2018	June 30, 2017 *

Net Asset Value:
Beginning of period	$12.34	$11.28	$10.00

Operations:
Net investment income [1]	0.05	0.13	0.08
Net realized and unrealized gains (losses)	(0.87)	1.03	1.21

Total from operations	(0.82)	1.16	1.29

Distributions to Shareholders:
From net investment income	(0.15)	(0.10)	(0.01)

Net Asset Value:
End of period	$11.37	$12.34	$11.28

Total investment return [2]	(6.68%)	10.37%	12.79%

Net assets at end of period (000’s omitted)	$2,498	$2,660	$2,321

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%
Expenses (with waiver)	1.25%[4]	1.31%[4]	1.50%
Net investment income (without waiver)	0.53%	0.84%	0.76%
Net investment income (with waiver)	0.78%	1.03%	0.76%

Portfolio turnover rate (excluding short-term securities)	1.60%[5]	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

DECEMBER 31, 2018	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended
	December 31, 2018			Years Ended June 30,
	(Unaudited)	2018		2017		2016	2015	2014

Net Asset Value:
Beginning of period	$18.96	$18.06		$15.36		$20.22	$21.08	$17.69

Operations:
Net investment loss [1]	(0.01)	(0.03)		—	[2]	(0.04)	(0.06)	(0.07)
Net realized and unrealized gains (losses)	(1.93)	1.71		2.86		(1.92)	1.91	4.54

Total from operations	(1.94)	1.68		2.86		(1.96)	1.85	4.47

Redemption fees [2]	—	—		—		—	—	—

Distributions to Shareholders:
From net investment income	—	—	[2]	—		—	—	—
From net realized gains	(1.88)	(0.78)		(0.16)		(2.90)	(2.71)	(1.08)

Total distributions	(1.88)	(0.78)		(0.16)		(2.90)	(2.71)	(1.08)

Net Asset Value:
End of period	$15.14	$18.96		$18.06		$15.36	$20.22	$21.08

Total investment return [3]	(10.19%)	9.42%		18.74%		(9.97%)	9.52%	25.58%

Net assets at end of period (000’s omitted)	$138,455	$158,501		$156,305		$139,523	$171,854	$180,276

Ratios: [4]
Expenses	1.25%	1.25%		1.25%		1.25%	1.25%	1.25%
Net investment loss	(0.12%)	(0.17%)		(0.01%)		(0.23%)	(0.30%)	(0.37%)

Portfolio turnover rate (excluding short-term securities)	13.45%[5]	28.89%		23.02%		21.57%	23.39%	27.65%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Six Months Ended December 31, 2018	Year Ended	Year Ended	Year Ended		Three Months Ended
	(Unaudited)	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015 *

Net Asset Value:
Beginning of period	$12.27	$11.47	$10.00	$9.96		$10.00

Operations:
Net investment income [1]	0.08	0.11	0.12	0.14		0.02
Net realized and unrealized gains (losses)	(2.05)	0.80	1.46	0.02		(0.06)

Total from operations	(1.97)	0.91	1.58	0.16		(0.04)

Distributions to Shareholders:
From net investment income	(0.11)	(0.11)	(0.11)	(0.12)		—
From net realized gains	(0.13)	—	—	—	[2]	—

Total distributions	(0.24)	(0.11)	(0.11)	(0.12)		—

Net Asset Value:
End of period	$10.06	$12.27	$11.47	$10.00		$9.96

Total investment return [3]	(16.13%)	8.00%	15.84%	1.71%		(0.40%)

Net assets at end of period (000’s omitted)	$11,412	$14,597	$12,716	$5,777		$3,708

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%	1.25%		1.25%
Expenses (with waiver)	1.00%[5]	1.06%[5]	1.25%	1.25%		1.25%
Net investment income (without waiver)	1.09%	0.75%	1.06%	1.46%		0.98%
Net investment income (with waiver)	1.34%	0.94%	1.06%	1.46%		0.98%

Portfolio turnover rate (excluding short-term securities)	17.21%[6]	29.74%	19.57%	26.43%		2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2018	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

Class S	Six Months Ended December 31, 2018	Year Ended	Year Ended	Year Ended		Three Months Ended
	(Unaudited)	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015 *

Net Asset Value:
Beginning of period	$12.26	$11.46	$10.00	$9.96		$10.00

Operations:
Net investment income [1]	0.07	0.08	0.09	0.11		0.02
Net realized and unrealized gains (losses)	(2.05)	0.80	1.45	0.03		(0.06)

Total from operations	(1.98)	0.88	1.54	0.14		(0.04)

Distributions to Shareholders:
From net investment income	(0.09)	(0.08)	(0.08)	(0.10)		—
From net realized gains	(0.13)	—	—	—	[2]	—

Total distributions	(0.22)	(0.08)	(0.08)	(0.10)		—

Net Asset Value:
End of period	$10.06	$12.26	$11.46	$10.00		$9.96

Total investment return [3]	(16.22%)	7.74%	15.46%	1.46%		(0.40%)

Net assets at end of period (000’s omitted)	$3,317	$3,882	$3,461	$2,587		$2,230

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%	1.50%		1.50%
Expenses (with waiver)	1.25%[5]	1.31%[5]	1.50%	1.50%		1.50%
Net investment income (without waiver)	0.85%	0.51%	0.81%	1.21%		0.73%
Net investment income (with waiver)	1.10%	0.70%	0.81%	1.21%		0.73%

Portfolio turnover rate (excluding short-term securities)	17.21%[6]	29.74%	19.57%	26.43%		2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended
	December 31, 2018	Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$57.18	$54.18	$45.59	$60.10	$61.38	$50.08

Operations:
Net investment loss [1]	(0.13)	(0.29)	(0.24)	(0.33)	(0.48)	(0.55)
Net realized and unrealized gains (losses)	(8.26)	7.01	8.91	(8.97)	6.26	11.85

Total from operations	(8.39)	6.72	8.67	(9.30)	5.78	11.30

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(4.35)	(3.72)	(0.08)	(5.21)	(7.06)	—

Net Asset Value:
End of period	$44.44	$57.18	$54.18	$45.59	$60.10	$61.38

Total investment return [3]	(14.70%)	12.68%	19.06%	(16.00% )	10.38%	22.56%

Net assets at end of period (000’s omitted)	$83,029	$100,038	$90,817	$81,209	$103,816	$99,510

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.46%)	(0.51% )	(0.47% )	(0.65% )	(0.81% )	(0.94%	)

Portfolio turnover rate (excluding short-term securities)	13.89%[5]	29.01%	29.08%	27.37%	31.07%	33.38%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2018	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended
	December 31, 2018		Years Ended June 30,
	(Unaudited)	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period.	$16.75	$16.23	$14.48	$16.92	$17.44	$15.05

Operations:
Net investment income (loss) [1]	— [2]	0.19	0.14	0.12	0.09	0.28
Net realized and unrealized gains (losses)	(2.24)	0.47	1.68	(1.47)	(0.34)	2.28

Total from operations	(2.24)	0.66	1.82	(1.35)	(0.25)	2.56

Redemption fees	—	— [2]	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.18)	(0.14)	(0.07)	(0.09)	(0.27)	(0.17)
From net realized gains	—	—	—	(1.00)	—	—

Total distributions	(0.18)	(0.14)	(0.07)	(1.09)	(0.27)	(0.17)

Net Asset Value:
End of period.	$14.33	$16.75	$16.23	$14.48	$16.92	$17.44

Total investment return [3]	(13.37%)	4.06%	12.64%	(8.19% )	(1.35% )	17.06%

Net assets at end of period (000’s omitted)	$19,841	$23,875	$22,618	$20,440	$22,485	$24,127

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.04%)	1.11%	0.97%	0.76%	0.55%	1.69%

Portfolio turnover rate (excluding short-term securities)	9.95%[5]	16.35%	39.23%	37.94%	56.97%	46.91%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended
	December 31, 2018			Years Ended June 30,
	(Unaudited)	2018		2017	2016	2015	2014

Net Asset Value:
Beginning of period	$17.25	$15.23		$12.26	$14.77	$17.48	$16.40

Operations:
Net investment income (loss) [1]	0.04	0.03		(0.02)	0.04	0.03	(0.01)
Net realized and unrealized gains (losses)	(2.64)	2.24		3.02	(2.18)	(1.41)	2.07

Total from operations	(2.60)	2.27		3.00	(2.14)	(1.38)	2.06

Redemption fees	— [2]	—	[2]	—	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.08)	—		(0.03)	(0.02)	—	(0.03)
From net realized gains	(0.16)	(0.25)		—	(0.35)	(1.33)	(0.95)

Total distributions	(0.24)	(0.25)		(0.03)	(0.37)	(1.33)	(0.98)

Net Asset Value:
End of period	$14.41	$17.25		$15.23	$12.26	$14.77	$17.48

Total investment return [3]	(15.04%)	14.94%		24.56%	(14.42% )	(7.64% )	12.79%

Net assets at end of period (000’s omitted)	$9,239	$11,027		$9,561	$7,297	$9,192	$10,808

Ratios: [4]
Expenses (without waiver)	2.00%[5]	2.00%	[5]	2.00%	2.00%	2.00%	2.00%
Expenses (with waiver)	1.40%[5]	1.54%	[5]	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) (without waiver)	(0.11%)	(0.26%	)	(0.18% )	0.31%	0.16%	(0.07% )
Net investment income (loss) (with waiver)	0.49%	0.20%		(0.18% )	0.31%	0.16%	(0.07% )

Portfolio turnover rate (excluding short-term securities)	6.20%[6]	30.30%		19.67%	28.14%	21.51%	21.45%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2018	71

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2018

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2018 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting

DECEMBER 31, 2018	73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2018 (Continued)

unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At December 31, 2018, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$4,157,610	($950,094)	$3,207,516	$30,093,355
Dividend Growth	44,469,384	(28,354,429)	16,114,955	445,584,475
Global Dividend Growth	5,014,646	(1,613,421)	3,401,225	26,036,545
Large Cap Growth	44,061,678	(1,881,359)	42,180,319	62,835,430
ESG Growth	766,103	(190,593)	575,510	4,837,835
Mid Cap Growth	52,023,220	(6,943,946)	45,079,274	93,695,429
Small Cap Dividend Growth	1,591,478	(1,916,856)	(325,378)	15,044,006
Small Cap Growth	22,881,022	(6,819,746)	16,061,276	67,053,116
International Growth	2,687,627	(2,155,725)	531,902	19,246,394
Developing Markets Growth	1,946,071	(512,580)	1,433,491	7,802,132

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2018 and 2017 were as follows:

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2018:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$307,000	$1,006,844	$1,313,844
Dividend Growth (Class I)	31,170,676	74,263,557	105,434,233
Dividend Growth (Class S)	1,857,317	4,855,261	6,712,578
Global Dividend Growth (Class I)	431,455	—	431,455
Global Dividend Growth (Class S)	44,545	—	44,545
Large Cap Growth	821,351	11,972,770	12,794,121
ESG Growth (Class I)	27,776	—	27,776
ESG Growth (Class S)	21,224	—	21,224
Mid Cap Growth	4,961	6,517,375	6,522,336
Small Cap Dividend Growth (Class I)	131,227	—	131,227
Small Cap Dividend Growth (Class S)	26,774	—	26,774
Small Cap Growth	—	6,111,266	6,111,266
International Growth	197,000	—	197,000
Developing Markets Growth	—	159,864	159,864

Year Ended June 30, 2017:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$270,000	—	$270,000
Dividend Growth (Class I)	18,184,824	$56,369,317	74,554,141
Dividend Growth (Class S)	1,047,785	3,921,689	4,969,474
Global Dividend Growth (Class I)	354,957	—	354,957
Global Dividend Growth (Class S)	38,043	—	38,043
Large Cap Growth	598,249	7,585,453	8,183,702
ESG Growth	6,100	—	6,100
Mid Cap Growth	—	1,410,787	1,410,787
Small Cap Dividend Growth (Class I)	87,515	—	87,515
Small Cap Dividend Growth (Class S)	21,485	—	21,485
Small Cap Growth	—	144,732	144,732
International Growth	97,000	—	97,000
Developing Markets Growth	18,811	—	18,811

DECEMBER 31, 2018	75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2018 (Continued)

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain	Unrealized Appreciation (Depreciation)
Balanced	$78,774	$310,065	$6,627,311
Dividend Growth	5,972,013	62,651,127	140,347,078
Global Dividend Growth	220,894	—	5,475,379
Large Cap Growth	179,813	6,642,273	55,846,624
ESG Growth	47,490	—	995,783
Mid Cap Growth	—	8,878,657	69,291,406
Small Cap Dividend Growth	45,153	—	2,978,150
Small Cap Growth	—	4,179,299	34,859,181
International Growth	245,338	—	3,777,561
Developing Markets Growth	19,880	55,811	3,183,712

Net capital loss carryovers and late year losses, if any, as of June 30, 2018, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2018, were as follows:

	Unlimited Period of Net		Late Year	Accumulated
	Capital Loss Carryover		Losses	Capital and

	Short-Term	Long-Term	Deferred	Other Losses
Global Dividend Growth	$933,574	—	—	$933,574
ESG Growth	49,620	—	—	49,620
Mid Cap Growth	—	—	$113,556	—
Small Cap Dividend Growth	180,597	—	—	180,597
Small Cap Growth	—	—	267,685	—
International Growth	747,860	—	—	747,860

For the year ended June 30, 2018, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth	$186,394	—
ESG Growth	9,964	—
Small Cap Dividend Growth	141,704	—
International Growth	148,939	—
Developing Markets Growth	182,555	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or rein-vested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2018, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced	$4,066,927	$7,381,656	$1,493,486	$9,645,859
Dividend Growth	—	241,275,053	—	676,832,142
Global Dividend Growth	—	1,140,773	—	1,725,264
Large Cap Growth	—	7,965,276	—	11,634,641
ESG Growth	—	171,286	—	89,813
Mid Cap Growth	—	20,828,398	—	21,688,664
Small Cap Dividend Growth	—	3,155,528	—	2,915,841
Small Cap Growth	—	13,544,431	—	13,514,627
International Growth	—	2,205,918	—	2,827,876
Developing Markets Growth	—	734,693	—	619,132

DECEMBER 31, 2018	77

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2018 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2019 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2018:

	Shares	% Shares Outstanding
Balanced	273,332	18.5
Dividend Growth	1,430,207	3.9
Global Dividend Growth	492,864	23.6
Large Cap Growth	694,871	23.6
ESG Growth	447,561	94.1
Mid Cap Growth	4,181,323	45.7
Small Cap Dividend Growth	730,809	49.9
Small Cap Growth	1,016,922	54.4
International Growth	758,515	54.8
Developing Markets Growth	270,559	42.2

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2018, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$7,497	$666
Global Dividend Growth	1	—
Large Cap Growth	696	—
Mid Cap Growth	103	—
Small Cap Growth	319	—
Developing Markets Growth	85	—

DECEMBER 31, 2018	79

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period* (7/1/18- 12/31/18)

Balanced Fund
Actual	$1,000	$957.60	$4.93
Hypothetical	$1,000	$1,020.16	$5.09

Dividend Growth Fund
Actual
Class I	$1,000	$937.30	$4.88
Class S	$1,000	$936.30	$6.10
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Global Dividend Growth Fund
Actual
Class I	$1,000	$940.50	$6.11
Class S	$1,000	$939.20	$7.33
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63

Large Cap Growth Fund
Actual	$1,000	$926.90	$4.86
Hypothetical	$1,000	$1,020.16	$5.09

ESG Growth Fund
Actual
Class I	$1,000	$934.60	$6.10
Class S	$1,000	$933.20	$7.31
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63

Mid Cap Growth Fund
Actual	$1,000	$898.10	$5.98
Hypothetical	$1,000	$1,018.90	$6.36

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$838.70	$5.79
Class S	$1,000	$837.80	$6.95
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (7/1/18)	Ending Account Value (12/31/18)	Expenses Paid During Period* (7/1/18- 12/31/18)

Small Cap Growth Fund
Actual	$1,000	$853.00	$7.01
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund
Actual	$1,000	$866.30	$7.06
Hypothetical	$1,000	$1,017.64	$7.63

Developing Markets Growth Fund
Actual	$1,000	$849.60	$ 9.32
Hypothetical	$1,000	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class I, Small Cap Dividend Growth, Class I, Mid Cap Growth, and ESG Growth, Class I Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Dividend Growth, Class S, Small Cap Growth, ESG Growth, Class S and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

DECEMBER 31, 2018	81

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 22, 2018 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in periods during which growth stocks have generally under-performed relative to value stocks, the Stock Funds may not rank favorably in comparisons with other funds investing in value stocks.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $12.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years and the current fees to be paid under the Agreements both before and after fee waivers with respect to Sit Developing Markets Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA

DECEMBER 31, 2018	83

ADDITIONAL INFORMATION (Unaudited) (Continued)

except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

84	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
December 31, 2018

INVESTMENT ADVISER
Sit Investment Associates, Inc.
80 S. Eighth Street
Suite 3300
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
111 Sanders Creek Parkway
Syracuse, NY 13057

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit 12-31-18 Stock

Semi-Annual Report December 31, 2018 INVESTMENT ADVISER INDEPENDENT REGISTERED PUBLIC Sit Investment Associates, Inc. ACCOUNTING FIRM 80 S. Eighth Street KPMG LLP Suite 3300 Minneapolis, MN Minneapolis, MN 55402 GENERAL COUNSEL CUSTODIAN Dorsey & Whitney LLP The Bank Of New York Mellon Minneapolis, MN 111 Sanders Creek Parkway Syracuse, NY 13057 TRANSFER AGENT AND DISBURSING AGENT BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581 Sit Mutual Funds 1-800-332-5580 www.sitfunds.com

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2019

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2019